LOAN AND SECURITY AGREEMENT This LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of June 30, 2022, by and among CUE HEALTH INC., a Delaware corporation (“Borrower”), the financial institutions from time to time party to this Agreement (collectively, “Lenders” and individually, each a “Lender”), EAST WEST BANK, as collateral and administrative agent for Lenders (in such capacity, “Agent”), and COMERICA BANK as Documentation Agent. RECITALS This Agreement sets forth the terms on which Lenders will advance credit to Borrower, and Borrower will repay the amounts owing to Lenders. AGREEMENT The parties agree as follows: 1. DEFINITIONS AND CONSTRUCTION. 1.1 Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A. Any term used in the Code and not defined herein shall have the meaning given to the term in the Code. 1.2 Accounting Terms. Any accounting term not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP; provided that if at any time any change in GAAP would affect the computation of any financial ratio or covenant requirement set forth in any Loan Documents, and any of Agent, Lenders or Borrower shall so request, Borrower, Agent and Lenders shall negotiate in good faith to amend such ratio or covenant requirement to preserve the original intent thereof in light of such change in GAAP. The term “financial statements” shall include the accompanying notes and schedules. 1.3 Interpretation. Any references to “pro rata”, “pro rata share”, “ratably” or similar terms shall take into account the Revolving Loan Commitment Percentage of each Lender and any outstanding commitments, undrawn Letters of Credit, and reimbursement obligations related to any Letters of Credit. 2. LOAN AND TERMS OF PAYMENT. 2.1 Credit Extensions. (a) Promise to Pay. Borrower promises to pay to Agent for the benefit of Lenders, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Lenders to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at the times and at the interest rates in accordance with the terms hereof. 2 (b) Advances Under Revolving Line. (i) Amount. Subject to and upon the terms and conditions of this Agreement, Borrower may request, and Lenders severally agree to make to Borrower loans on a revolving credit basis (each a “Revolving Loan” and collectively the “Revolving Loans”) in an aggregate outstanding original principal amount for all Lenders at any time outstanding not to exceed the lesser of (i) the Revolving Line and (ii) such amount as Borrower would still be in compliance with the asset coverage ratio set forth in Section 6.7(a), provided that in no event shall any Lender be obligated to make a Revolving Loan or participate in a Letter of Credit if after giving effect to such Revolving Loan or such participation the sum of such Lender’s (w) Revolving Loans outstanding, (x) Revolving Loan Commitment Percentage of the aggregate maximum amount to be drawn under all Letters of Credit outstanding and (y) Revolving Loan Commitment Percentage of the aggregate amount of unreimbursed drawings under all Letters of Credit outstanding, would exceed its Revolving Loan Commitment. Amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time, from time to time, without penalty or premium prior to the Revolving Maturity Date, at which time all outstanding Advances under this Section 2.1(b) together with all accrued but unpaid interest and fees thereon shall be immediately due and payable. (ii) Form of Request; Lender Funding of Advances. Whenever Borrower desires an Advance, Borrower will give the Agent irrevocable notice by electronic mail, facsimile transmission or telephone no later than 9:00 a.m., Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C and delivered by a Responsible Officer. Upon receipt of such notice, the Agent shall promptly notify each Lender thereof on the date of receipt of such notice. On the proposed borrowing date, not later than 1:00 p.m., Pacific time, each Lender shall make available to the Agent the amount of such Lender’s pro rata share of the aggregate borrowing amount (as determined in accordance with this Section 2.1(b)) in immediately available funds by wiring such amount to such account as the Agent shall specify. Agent and Lenders shall be entitled to rely on any facsimile or telephonic notice given by a person who Agent and/or Lender reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Agent and Lenders harmless for any damages or loss suffered by such Agent or Lender as a result of such reliance. Agent will credit the amount of Advances made under this Section 2.1(b) to a deposit account of the Borrower at the Agent as Borrower requests in writing; provided that such deposit account is subject to a perfected security interest in favor of the Agent for the benefit of the Lenders. (iii) Defaulting Lenders. If and to the extent any Lender (a “Defaulting Lender”) shall not have made its pro rata share of the Revolving Loan available to the Agent in immediately available funds as set forth in this Section 2.1(b) and the Agent in such circumstances has made available to Borrower such amount, that Lender shall, on the Business Day following the date of such Advance 3 (the “Funding Date”), make such amount available to the Agent; provided that Agent shall be entitled to any interest applicable to such Advance for each day during such period. A notice submitted by the Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent demonstrable error. If such amount is so made available, such payment to the Agent shall constitute such Defaulting Lender’s Advance on the Funding Date of such Advance for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify Borrower of such failure to fund and, upon demand by the Agent, Borrower shall pay such amount to the Agent for the Agent’s account, together with interest thereon for each day elapsed since the Funding Date of such Advance, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Advance, without in any way prejudicing the rights and remedies of Borrower against such Defaulting Lender. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date. (c) Letters of Credit. (i) As a subfacility under the Revolving Line, the L/C Issuer agrees from time to time (subject to the terms and conditions of this Agreement) to issue or cause an Affiliate to issue commercial and standby letters of credit for the account of the Borrower (each a “Letter of Credit,” and collectively “Letters of Credit”) until thirty (30) days prior to the Revolving Maturity Date; provided, however, that the aggregate drawn and undrawn amount of all outstanding Letters of Credit (including the Existing Letters of Credit) shall not at any time exceed Twenty Million and 00/100 Dollars ($20,000,000) (the “L/C Sublimit”). For the avoidance of doubt, the L/C Sublimit shall be a part of, and not in addition to, the Revolving Line. The undrawn amount of all Letters of Credit shall be reserved under the Revolving Line and such amount shall not be available for borrowings. Borrower shall give Agent and the L/C Issuer notice prior to 10:00 a.m., Pacific time at least five (5) Business Days prior to the proposed date of issuance of each Letter of Credit, specifying the beneficiary, the proposed date of issuance and the expiry date of such Letter of Credit, and describing the proposed terms of such Letter of Credit and the nature of the transactions proposed to be supported thereby. The issuance by the L/C Issuer of any Letter of Credit shall, in addition to the conditions precedent set forth in Section 3, be subject to the conditions precedent that such Letter of Credit shall be satisfactory to the L/C Issuer and that Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Letter of Credit as the L/C Issuer shall have requested in its sole discretion (each, a “L/C Application”). The L/C Issuer shall deliver a copy of the L/C Application to the Agent. The form and substance of each Letter of Credit shall be subject to approval by the L/C Issuer, in its sole discretion. Each Letter of Credit shall be issued for a term, as designated by the Borrower, not to exceed three hundred and sixty-five (365) days; provided, 4 however, that no Letter of Credit shall have an expiration date later than five (5) Business Days prior to the Revolving Maturity Date unless Borrower has posted on the date of issuance of such Letter of Credit cash collateral to an account at the L/C Issuer and in which the Borrower grants a security interest to the Agent (for the benefit of the Lenders) in an amount equal to one hundred three percent (103%) of such Letter of Credit on terms satisfactory to the Agent and the L/C Issuer in their sole discretion, in which case the expiry date of such cash collateralized Letters of Credit may be up to one (1) year later than the fifth (5th) Business Day prior to the Revolving Maturity Date. The Letters of Credit may include a provision providing that their expiry date will automatically be extended each year for an additional one (1) year period unless the L/C Issuer delivers written notice to the contrary. Each Letter of Credit shall be subject to the additional terms and conditions of the Letter of Credit agreements, applications and any related documents required by the L/C Issuer in connection with the issuance of Letters of Credit. The L/C Issuer shall deliver to the Agent, concurrently with or promptly following its issuance of any Letter of Credit, a true and complete copy of each Letter of Credit. Promptly upon its receipt thereof, the Agent shall give notice to each Lender of the issuance of each Letter of Credit, specifying the amount thereof and the amount of such Lender’s percentage thereof. (ii) If the L/C Issuer shall honor a draft or other demand for payment presented or made under any Letter of Credit, the Borrower agrees to pay to the L/C Issuer an amount equal to the amount paid by the L/C Issuer in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by the Agent relative thereto not later than 1:00 p.m. Pacific time, in United States dollars, on (i) the Business Day that the Borrower received notice of such presentment and honor, if such notice is received prior to 11:00 a.m. Pacific time or (ii) the Business Day immediately following the day that the Borrower received such notice, if such notice is received after 11:00 a.m. Pacific time. (iii) If the L/C Issuer shall honor a draft or other demand for payment presented or made under any Letter of Credit, but the Borrower does not reimburse the L/C Issuer as required under clause (ii) above and the Revolving Line has not been terminated (whether by maturity, acceleration or otherwise), such drawing paid under such Letter of Credit shall be deemed an Advance under the Revolving Line and shall be repaid by the Borrower in accordance with the terms and conditions of this Agreement applicable to such Advances and the Agent will promptly notify the Lenders of such deemed request, and each such Lender shall make available to the Agent an amount equal to its pro rata share (based on its Revolving Loan Commitment Percentage) of the amount of such Advance; provided, however, that if Advances under the Revolving Line are not available, for any reason, at the time any drawing is paid, then the Borrower shall immediately pay to the L/C Issuer the full amount drawn, together with interest from the date such drawing is paid to the date such amount is fully repaid by the Borrower, at the rate of interest applicable to Advances under the Revolving Line. In such event the Borrower agrees that the Agent, in its sole discretion, may debit any account

5 maintained by the Borrower with the Agent for the amount of any such drawing. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under such letters of credit and to the obligations and liabilities of the Borrower to the Agent, in such order of application as the Required Lenders may in their sole discretion elect. Notwithstanding anything herein to the contrary, the L/C Issuer shall have no obligation hereunder to issue any Letter of Credit the proceeds of which would be made available to any Person to fund any activity or business in any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory. In addition to the Letters of Credit issued hereunder after the Closing Date, the Existing Letters of Credit shall remain outstanding as of the date hereof, shall be deemed to have been issued pursuant hereto, and shall be considered Letters of Credit hereunder and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof including all fees in respect thereof. Notwithstanding the foregoing, (i) Borrower shall not be required to pay any additional issuance fees with respect to the issuance of the Existing Letters of Credit solely as a result of such letters of credit being converted to Letters of Credit hereunder (but the Borrower shall pay the fees set forth in Section 6.12 hereof in connection with all Letters of Credit, including the Existing Letters of Credit), and (ii) no Existing Letter of Credit may be extended or renewed. (iv) Upon issuance by the L/C Issuer of each Letter of Credit hereunder (and on the Closing Date with respect to each Existing Letter of Credit), each Lender shall automatically acquire a pro rata participation interest in such Letter of Credit and related payments made by the L/C Issuer in connection with such Letter of Credit, based on its respective Revolving Loan Commitment Percentage. (v) Each Lender agrees to reimburse the L/C Issuer on demand, pro rata in accordance with its respective Revolving Loan Commitment Percentage, for (i) the reasonable out-of-pocket costs and expenses of the L/C Issuer to be reimbursed by the Borrower pursuant to any Letter of Credit (or related agreement), to the extent not reimbursed by the Borrower or any other Loan Party and (ii) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, fees, reasonable out-of-pocket expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against L/C Issuer in any way relating to or arising out of this Agreement, any Letter of Credit, any documentation or any transaction relating thereto, to the extent not reimbursed by the Borrower, except to the extent that such liabilities, losses, costs or expenses were incurred by L/C Issuer as a result of L/C Issuer’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment or by the L/C Issuer’s wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit. 6 2.2 Overadvances. If the aggregate principal amount of the outstanding Advances at any time exceeds the Revolving Line, Borrower shall promptly (but in any event within three (3) Business Days) after the occurrence of such event, pay to Agent for the benefit of the Lenders, in cash, the amount of such excess. 2.3 Interest Rates, Payments, and Calculations. (a) Interest Rate. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to the Prime Rate but in no event shall the interest rate be less than three and one half percent (3.50%). (b) Default Rate. All outstanding Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to two (2) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default or such lesser amount the Required Lenders elect to impose from time to time in their sole discretion. (c) Payments. Interest hereunder shall be due and payable in arrears on the first calendar day of each calendar month during the term hereof. Agent shall, at its option, charge such interest, all Lender Expenses, and all Periodic Payments against any of Borrower’s deposit accounts (other than deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees) or, to the extent sufficient funds are not present in Borrower’s deposit accounts, against the Revolving Line, and if charged against the Revolving Line those charges shall thereafter be deemed to be Advances and shall thereafter accrue interest at the rate then applicable hereunder. Without limiting the foregoing, any interest not paid when due shall become a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. (d) Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. Agent shall give Borrower prompt notice of such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. 2.4 Pro Rata Treatment and Payments. Each payment (including each prepayment) by the Borrower on account of fees, principal of and interest on the Credit Extensions shall be made pro rata according to the respective Revolving Loan Commitment Percentages then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set- off, deduction or counterclaim and shall be made prior to 12:00 noon, Pacific time, on the due date thereof to the Agent, for the account of the Lenders. The Agent shall distribute such payments to the applicable Lenders promptly upon receipt in like funds as received. Except during the continuance of an Event of Default, Agent shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence and during the continuance of an Event of Default, Agent shall (except as otherwise directed by the 7 Required Lenders) immediately apply any wire transfer of funds, check, or other item of payment Agent may receive to reduce Obligations (on a pro rata basis), but such applications of funds shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Agent after 12:00 noon Pacific time shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. Whenever any payment to Agent for the benefit of the Lenders under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension. 2.5 Lender Expenses and Fees. Borrower shall pay to Agent on or prior to the Closing Date, all Lender Expenses incurred through the Closing Date and invoiced to Borrower on or prior to the Closing Date, and, after the Closing Date, shall pay to Agent all Lender Expenses invoiced to Borrower, as and when they become due. Borrower authorizes Agent, at its sole option, to (i) make an Advance under the Revolving Line on or after the Closing Date, (ii) debit any other Borrower account with Agent, or (iii) make demand upon Borrower, in each case for payment of all Lender Expenses. Lender Expenses due on the Closing Date may be paid by way of an Advance under the Revolving Line. 2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.8, shall continue in full force and effect for so long as any Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) remain outstanding or Lenders have any obligation to make Credit Extensions under this Agreement which obligation shall terminate on the Revolving Maturity Date. Notwithstanding the foregoing, Lenders shall have the right pursuant to Section 9.1(b) to terminate their obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. 2.7 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject the Agent or any Lender to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Advances made by such Lender; 8 and the result of any of the foregoing shall be to increase the cost to the Agent, increase the cost to the L/C Issuer of issuing any Letter of Credit, or increase the cost to any such Lender of purchasing or maintaining any participation in a Letter of Credit, or the Agent or such Lender of making or maintaining any Advance or of maintaining its obligation to make any such Advance, or to reduce the amount of any sum received or receivable by the Agent or such Lender hereunder (whether of principal, interest or any other amount) then, upon request of the Agent or such Lender, the Borrower will pay to the Agent or such Lender, as the case may be, such additional amount or amounts as will compensate the Agent or such Lender, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the commitments of such Lender or the Revolving Loans or Letters of Credit made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. The agreements in this Section shall survive the termination of this Agreement, the expiration of the Letters of Credit and the payment of all Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations). (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, including a calculation of the amount in reasonable detail, shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. Any such certificate must be delivered within six (6) months after the incurrence by the Lender or its holding company, as the case may be, of the amounts set forth therein (except that, if the Change in Law giving rise to such amounts is retroactive, then the six (6) month period referred to herein shall be extended to include the period of retroactive effect thereof). 3. CONDITIONS OF LOANS. 3.1 Conditions Precedent to Initial Credit Extension. The obligation of Lenders to make the initial Credit Extension is subject to the condition precedent that Agent, and Lenders where necessary, shall have received, in form and substance satisfactory to Agent and Lenders, the following except as otherwise provided in Section 6.14: (a) this Agreement; (b) a promissory note for each Lender that requests one;

9 (c) an officer’s certificate of Borrower with respect to good standing, no material adverse effect, incumbency and resolutions authorizing the execution and delivery of this Agreement in the form of Exhibit G attached hereto; (d) UCC National Form Financing Statement; (e) intellectual property security agreements; (f) such landlord and bailee waivers as requested by Agent; (g) copies of insurance certificates evidencing the insurance coverage required under Section 6.4 hereof and the insurance endorsements required by such Section; (h) payment of fees and Lender Expenses then due as specified in Section 2.5; (i) current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral; (j) current financial statements, including audited statements for Borrower’s fiscal year ended December 31, 2021, together with an unqualified opinion, company prepared consolidated balance sheets and income statement for the most recently ended fiscal quarter in accordance with Section 6.2, and such other updated financial information as Agent may reasonably request; (k) current Compliance Certificate in accordance with Section 6.2; (l) a perfection certificate; (m) subject to Section 4.2, securities and/or deposit account control agreements with respect to any accounts maintained by a Loan Party; (n) an Automatic Debit Authorization in the form of Exhibit H attached hereto; (o) Agent shall have been provided the opportunity to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral; (p) a fee letter between Agent and Borrower and payment of the fees specified therein that are payable on the Closing Date; and (q) such other documents or certificates, and completion of such other matters, as Agent or any Lender may reasonably request, including, without limitation, any such documents or certificates required in connection with customary “know your customer” requirements, USA Patriot Act, and Beneficial Ownership Regulations. 10 3.2 Conditions Precedent to all Credit Extensions. The obligation of Lenders to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions: (a) timely receipt by Lenders of the Payment/Advance Form as provided in Section 2.1; (b) the representations and warranties contained in Article 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Default or Event of Default shall have occurred and be continuing, or would immediately exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date, and those representations and warranties already subject to materiality or a Material Adverse Effect condition shall be true and correct in all respects). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b); and (c) the financial covenants set forth in Section 6.7 shall be met immediately prior to and after giving effect to such borrowing. 4. CREATION OF SECURITY INTEREST AND GUARANTY. 4.1 Grant of Security Interest. Each Loan Party grants and pledges to Agent (for the benefit of the Lenders) a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by each Loan Party of each of its covenants and duties under the Loan Documents. Subject to Permitted Liens other than those under clauses (a), (j), (k), (l) (if the underlying lien is referenced in this sentence), (m) and (p) of such definition, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later- acquired Collateral. Each Loan Party also hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its Intellectual Property, except in connection with Permitted Liens and Permitted Transfers. Notwithstanding any termination of this Agreement, Agent’s Lien (for the benefit of the Lenders) on the Collateral shall remain in effect for so long as any Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) are outstanding or any Lender has any obligation to make Credit Extensions under this Agreement. At the sole expense of Borrower following termination of this Agreement, Agent shall deliver such documents as Borrower shall reasonably request to evidence such termination. 4.2 Perfection of Security Interest. (a) Each Loan Party authorizes Agent to file at any time financing statements, continuation statements, and amendments thereto that (i) describe the Collateral as all assets of such Loan Party of the kind pledged hereunder, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance 11 of any financing statement, continuation statement, or amendment, including whether such Loan Party is an organization, the type of organization and any organizational identification number issued to such Loan Party, if applicable. Any such financing statements may be filed by Agent at any time in any jurisdiction whether or not Revised Article 9 of the Code is then in effect in that jurisdiction. Each Loan Party shall from time to time endorse and deliver to Agent, at the request of Agent, all Negotiable Collateral and other documents that Agent may reasonably request, in form reasonably satisfactory to Agent, to perfect and continue perfection of Agent’s security interests (for the benefit of the Lenders) in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. The Loan Parties shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Agent chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral with a value in excess of Five Hundred Thousand and 00/100 Dollars ($500,000) is in possession of a third party or bailee, the applicable Loan Party shall take such steps as Agent reasonably requests for Agent to obtain an acknowledgment, in form and substance reasonably satisfactory to Agent, of the bailee that the bailee holds such Collateral for the benefit of Agent. Where Collateral with a value in excess of Five Hundred Thousand and 00/100 Dollars ($500,000) is located at a property which is not owned by a Loan Party, the applicable Loan Party shall take such steps as Agent reasonably requests for Agent to obtain an agreement, in form and substance reasonably satisfactory to Agent, from the owner and/or mortgagee of such property that it agrees to, among other things, waive or subordinate any Lien it may have on the Collateral, and agrees to permit the Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral. The applicable Loan Party shall cause Agent to obtain “control” of any Collateral consisting of investment property, securities accounts or deposit accounts (other than Excluded Accounts) (as such items and the term “control” are defined in Revised Article 9 of the Code) by causing the securities intermediary or depositary institution or issuing bank to execute a control agreement in form and substance reasonably satisfactory to Agent. (b) Each Loan Party authorizes Agent, at its option, which shall be exercised upon request of any Lender, to take such actions as are necessary to cause the United States to assign to Agent its payment rights under any Accounts owed by it to Borrower and cause the assignment to be acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727) in the event the Accounts owing by the United States in the aggregate at the end of any calendar month equal or exceed Twenty-Five Million and 00/100 Dollars ($25,000,000). Unless an Event of Default has occurred and is continuing, Agent will remit to Borrower within one (1) Business Day of receipt any such payments received in respect of Accounts owing by the United States. 4.3 Right to Inspect. Agent (through any of its officers, employees, or agents) shall have the right, upon reasonable prior written notice, from time to time at reasonable times during Loan Parties’ usual business hours to inspect each Loan Party’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify such Loan Party’s financial condition or the amount, condition of, or any other matter relating to, the Collateral (the “Inspection”). For the avoidance of doubt, Lenders shall be entitled to accompany Agent on any Inspection. Notwithstanding the foregoing, unless an Event of Default has occurred and is 12 continuing, the Loan Parties’ shall only be obligated to reimburse Agent for one (1) Inspection in each calendar year. 4.4 Collection Account. (a) On or prior to the Closing Date, the Borrower shall establish a deposit account maintained with the Agent (the “Collection Account”). Promptly after the Closing Date, the Borrower shall cause each Loan Party to (a) instruct all payments with respect to Accounts due to such Loan Party to be made directly to the Collection Account and (b) use commercially reasonable efforts to cause all such payments to be made by the relevant account debtors directly to the Collection Account (and if any such payments are received other than through a direct payment to the Collection Account, Borrower shall cause such payment to be transferred to the Collection Account within five (5) Business Days of receipt) and while in Borrower’s possession such payments shall be held by Borrower in trust for Agent as Agent’s trustee, and Borrower shall deliver such payments to Agent in their original form as received, with proper endorsements for deposit. (b) After an Event of Default has occurred and is continuing, all items or amounts remitted to the Collection Account or that Agent has otherwise received shall be applied to the payment of the Obligations on a daily basis (or such lesser frequency, but not less than two (2) times per month, as determined by Agent in consultation with Borrower), whether then due or not, in the order set forth in Section 12.11 and no amounts shall be swept to other accounts unless the Required Lenders agree in writing to such a sweep in their sole discretion. Any amounts in the Collection Account, so long as no Event of Default exists, shall be transferred on a daily basis by Agent from the Collection Account to Borrower’s primary operating account maintained with Agent. Except to the extent (but only to the extent) caused by the Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment, Agent shall not be liable for any loss or damage which Borrower may suffer as a result of Agent’s processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Borrower shall indemnify and hold Agent and Lenders harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, reasonable documented out-of-pocket attorney’s fees and including claims, damages, fines, expenses, liabilities or causes of action of whatever kind resulting from Agent’s own negligence except to the extent (but only to the extent) caused by Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. 4.5 Guaranty. (a) Unconditional Guaranty of Payment. In consideration of the foregoing, each Guarantor from time to time party hereto hereby irrevocably, absolutely and unconditionally guarantees to Agent and Lenders the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all

13 Obligations. Guarantor agrees that it shall execute such other documents or agreements and take such action as Agent or the Required Lenders shall reasonably request to effect the purposes of its guaranty. If there is more than one Guarantor hereunder, such Guarantors shall be jointly and severally obligated for such guarantees provided for herein. (b) Separate Obligations. These obligations are independent of Borrower’s obligations and separate actions may be brought against Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action). 4.6 Guarantor's Waivers. (a) Except as prohibited by applicable law, Guarantor waives any right to require Agent or any Lender to (i) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Agent, any Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (ii) proceed against any person, including Borrower, before proceeding against Guarantor; (iii) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (iv) apply any payments or proceeds received against the Indebtedness in any order; (v) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (vi) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Agent or any Lender; or (vii) pursue any remedy or course of action in Lender's power whatsoever. (b) Guarantor also waives any and all rights or defenses arising by reason of (i) any disability or other defense of Borrower, any other guarantor or surety or any other person; (ii) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (iii) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor, Agent and any Lender; (iv) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (v) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (vi) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation. (c) Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive. (d) Guarantor waives all rights and any defenses arising out of an election of remedies by Agent or any Lender even though that the election of remedies, 14 such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise. (e) Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: Agent or any Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. If Agent forecloses on any real property collateral pledged by Borrower the amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. Agent may collect from Guarantor even if Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. (f) Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Agent and all Lenders. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Agent and the Lenders, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Agent. (g) Guarantor's Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy. 5. REPRESENTATIONS AND WARRANTIES. Each Loan Party represents and warrants as follows: 5.1 Due Organization and Qualification. Each Loan Party and each Subsidiary is an entity duly existing under the laws of the jurisdiction in which it is organized and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect. 15 5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within such Loan Party’s powers, have been duly authorized by such Loan Party, and are not in conflict with nor constitute a breach of any provision contained in such Loan Party’s organizational documents, nor will they constitute an event of default under any material agreement by which any Loan Party is bound. No Loan Party is in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect. 5.3 Collateral. The Loan Parties have rights in or the power to transfer the Collateral, and their title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except, in each case, for Permitted Liens. Except as otherwise agreed to by Required Lenders from time to time, the Loan Parties shall maintain all tangible Collateral in the United States other than assets necessary in the operation of up to two cartridge production pods, related reagent production equipment and plastics tooling to be operated outside of the United States, which assets may be located outside of the United States. The Eligible Accounts are bona fide existing obligations. The property or services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Except as disclosed in writing to Agent, Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Eligible Account. No licenses or agreements giving rise to such Eligible Accounts is with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory. 5.4 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, during the last five (5) years prior to the Closing Date, no Loan Party has done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement. The chief executive office of each Loan Party is located in the Chief Executive Office State at the address indicated in Section 10 hereof or such other location as Borrower has notified Agent of pursuant to Section 7.2. 5.5 Actions, Suits, Litigation, or Proceedings. Except as set forth in the Schedule, there are no actions, suits, litigation or proceedings, at law or in equity, pending by or against any Loan Party or any Subsidiary before any court, administrative agency, or arbitrator in which an adverse decision could reasonably be expected to have a Material Adverse Effect. 5.6 No Material Adverse Change in Financial Statements. All consolidated financial statements related to the Loan Parties that are delivered by Borrower to Agent fairly present, in all material respects, such Loan Party’s consolidated financial condition as of the date thereof and such Loan Party’s consolidated results of operations for the period then ended (subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end audit adjustments). There has not occurred a Material Adverse Effect since December 31, 2021. 5.7 Solvency, Payment of Debts. The Borrower is and the Loan Parties, taken as a whole on a consolidated basis, are able to pay its debts (including trade debts) as they mature in the ordinary course of business; the value of the balance sheet sets of the Borrower’s and the Loan Parties’, taken as a whole on a consolidated basis (minus disposition costs) exceeds the fair value of its liabilities; and the Borrower is not and the Loan Parties, taken as a whole on a 16 consolidated basis, are not left with unreasonably small capital after the transactions contemplated by this Agreement. 5.8 Compliance with Laws and Regulations. The Loan Parties and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from any Loan Party’s failure to comply with ERISA that is reasonably likely to result in incurring any liability that could reasonably be expected to have a Material Adverse Effect. No Loan Party is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. No Loan Party is engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Each Loan Party has complied in all material respects with all the applicable provisions of the Federal Fair Labor Standards Act. Each Loan Party is in compliance with all applicable Environmental Laws, regulations and ordinances except where the failure to comply would not reasonably be expected to have a Material Adverse Effect. No Loan Party has violated any statutes, laws, ordinances, rules or regulations applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. Each Loan Party and each Subsidiary have filed or caused to be filed all tax returns required to be filed by such Loan Party or such Subsidiary, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect or result in any Lien which is not a Permitted Lien. 5.9 Subsidiaries. No Loan Party owns any stock, partnership interest or other equity securities of any Person, except for Permitted Investments. 5.10 Government Consents. Each Loan Party and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of such Person’s business as currently conducted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. 5.11 Inbound Licenses. Except as disclosed on Schedule 5.11, no Loan Party is a party to, nor is bound by, any inbound license, the failure, breach, or termination of which could reasonably be expected to cause a Material Adverse Effect, that prohibits such Loan Party from granting a security interest in such Loan Party’s interest in such license or any other property (other than commercial off-the-shelf software). 5.12 Full Disclosure. No representation, warranty or other statement made by any Loan Party in connection with the Loan Documents or the transactions contemplated thereby in any certificate or signed written statement furnished to Agent by any Loan Party, taken together with all such certificates and written statements furnished to Agent by any Loan Party contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading in light of the circumstances under which they are made (it being recognized by Agent and Lenders that the projections and forecasts as to future events provided by Borrower in good faith and based upon

17 reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts as to future events may differ from the projected or forecasted results). 5.13 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification is true and correct in all respects. 5.14 Sanctions. None of the Loan Parties any of their Subsidiaries, any director or officer, or any employee, agent, or Affiliate, of the Loan Parties or any of their Subsidiaries is a Person that is, or is owned or controlled by Persons that are, (i) the subject of any sanctions administered or enforced by the US Department of the Treasury’s Office of Foreign Assets Control, the US Department of State, United Nations Security Council, the European Union, Her Majesty’s Treasury, or the Hong Kong Monetary Authority or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, currently, Cuba, the Crimea, Donetsk and Luhansk regions of the Ukraine, Iran, North Korea, Sudan and Syria. 5.15 Anti-Corruption. None of the Loan Parties or Subsidiaries of the Loan Parties nor, to the knowledge of any of the Loan Parties, any director, officer, agent, employee, Affiliate or other Person acting on behalf of any of the Loan Parties or any Subsidiaries of the Loan Parties, is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of any applicable anti-bribery law or Anti-Money Laundering Laws, rules or regulations in any applicable jurisdiction, including but not limited to the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, the Loan Parties and, to the knowledge of the Loan Parties, their respective Affiliates have conducted their business in compliance with the FCPA and similar laws, rules or regulations. Borrower will maintain in effect policies and procedures to promote compliance by the Loan Parties, their Subsidiaries, and their respective directors, officers, employees, and agents with the FCPA, the UK Bribery Act and any other applicable anti-corruption laws. 6. AFFIRMATIVE COVENANTS. Each Loan Party covenants that, until payment in full of all outstanding Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement), and for so long as Lenders may have any commitment to make a Credit Extension hereunder, they shall do all of the following: 6.1 Good Standing and Government Compliance. Each Loan Party shall maintain its organizational existence and good standing in its state of incorporation or formation, and shall cause each of its Subsidiaries to maintain its organizational existence and good standing in its state of incorporation or formation, as applicable, and each shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and shall furnish to Agent the organizational identification number issued to such Loan Party by the authorities of the jurisdiction in which it is organized, if applicable. Each Loan Party shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans of such Loan Party or Subsidiary subject to ERISA. Each Loan Party shall comply in all material respects with 18 all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder where the failure to do so could reasonably be expected to have a Material Adverse Effect. Each Loan Party shall comply in all material respects, and shall cause each Subsidiary to comply, with all material statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, in each case, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect. 6.2 Financial Statements, Reports, Certificates. Borrower shall deliver to Agent: (i) (A) at all times prior to a Cash Trigger Event, as soon as available, but in any event within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year, a company prepared consolidated balance sheet and income statement covering the Loan Parties’ operations during such period, in a form reasonably acceptable to Agent and certified by a Responsible Officer, and (B) at all times after a Cash Trigger Event, as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated balance sheet and income statement covering the Loan Parties’ operations during such period, in a form reasonably acceptable to Agent and certified by a Responsible Officer; (ii) within five (5) days after Borrower submits its Form 10-K with the Securities and Exchange Commission, consolidated financial statements of Borrower and its consolidated Subsidiaries prepared in accordance with GAAP, consistently applied, and audited by a certified public accountant; (iii) copies of all statements, reports and notices sent or made available generally by any Loan Party to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed by any Loan Party or any Subsidiary with the Securities and Exchange Commission; (iv) promptly upon receipt of notice thereof by any Loan Party, a report of any legal actions pending or threatened in writing against any Loan Party or any Subsidiary that could reasonably be expected to result in damages or costs to any Loan Party or any Subsidiary of Five Million and 00/100 Dollars ($5,000,000) or more; (v) promptly upon receipt by any Loan Party, each management letter prepared by such Loan Party’s independent certified public accounting firm regarding such Loan Party’s management control systems; (vi) as soon as available, but in any event within ninety (90) days after the end of Borrower’s fiscal year, Borrower’s financial and business projections and budget for the upcoming year, with evidence of approval thereof by Borrower’s board of directors; and (vii) such budgets, sales projections, operating plans or other financial information generally prepared by Borrower in the ordinary course of business as Agent may reasonably request from time to time. (a) Not later than at all times prior to a Cash Trigger Event, as soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter, and at all time after a Cash Trigger Event, as soon as available, but in any event within thirty (30) days after the end of each calendar month, the Borrower shall deliver to Agent, in a form reasonably acceptable to Agent, (i) reconciliations of all of the Loan Parties’ Accounts as shown on the report for the immediately preceding month to Loan Parties’ accounts receivable agings, to Loan Parties’ general ledger and to Loan Parties’ most recent financial statements, (ii) a detailed aged trial balance of all Accounts as of the end of the preceding fiscal quarter or calendar month, as applicable, specifying each Account’s debtor name and address, amount, invoice date and due date, showing any discount, allowance, credit, authorized return or dispute, and upon the request of Agent, including such proof of delivery, copies of invoices above $10,000 and invoice registers, copies of related 19 documents, repayment histories, status reports and other information as Agent may reasonably request, (iii) accounts payable agings, and (iv) accounts receivable agings. (b) Within thirty (30) days after the end of each month, Borrower shall deliver to Agent a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit D hereto. (c) Promptly upon, but in any event within three (3) Business Days of any Responsible Officer of Borrower becoming aware of the occurrence or existence of an Event of Default hereunder, Borrower shall deliver to Agent a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which the Loan Parties have taken or proposes to take with respect thereto. Borrower may deliver to Agent on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Agent shall be entitled to rely on the information contained in the electronic files, provided that Agent in good faith believes that the files were delivered by a Responsible Officer. If Borrower delivers this information electronically, it shall also, upon the request of Agent, deliver to Agent by U.S. Mail, reputable overnight courier service or hand delivery, within five (5) Business Days of submission of the unsigned electronic copy, each submission bearing the physical signature of the Responsible Officer. 6.3 Taxes. Each Loan Party shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local Taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Agent, on demand, proof reasonably satisfactory to Agent indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower and such non-payment does not result in a Lien which is not a Permitted Lien. 6.4 Insurance. (a) The Loan Parties, at their expense, shall keep the Collateral insured against such hazards and risks, and in such amounts, as customarily insured against by other owners in similar businesses conducted in the locations where each Loan Party’s business is conducted on the date hereof. The Loan Parties shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to the Loan Parties’ business. (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Agent. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form reasonably satisfactory to Agent, showing Agent as lender’s loss payee, and all liability insurance policies shall show Agent as an additional insured and all such policies shall specify that the insurer must give at least thirty (30) days’ notice to Agent before canceling its policy 20 for any reason (or ten (10) days’ notice in the event of cancellation for nonpayment). All policies of insurance shall be addressed to Agent as follows: East West Bank as Agent for the Lenders, its Successors and / or Assigns, P.O. Box 60021, City of Industry, CA 91716, Attention: Cue Health Inc. Account Manager. Upon Agent’s reasonable request, Borrower shall deliver to Agent certified copies of the policies of insurance and evidence of all premium payments. All proceeds payable under any such policy shall, unless Agent otherwise consents, be payable to Agent to be applied on account of the Obligations. Notwithstanding the foregoing sentence, if no Event of Default has occurred and is continuing, proceeds payable under any insurance policy will, at Borrower’s option, be payable to Borrower to repair or replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Agent has been granted a first priority security interest (subject to Permitted Liens); provided further, however, that the aggregate amount of all such proceeds paid directly to Borrower pursuant to this Section shall not exceed Five Million and 00/100 Dollars ($5,000,000) per fiscal year. 6.5 Accounts. Each Loan Party shall maintain all of its primary depository and operating accounts with Agent and, except as may be required for Borrower to comply with its investment policy, its primary investment accounts with Lender or Lenders’ Affiliates (covered by reasonably satisfactory control agreements) and, except as may be required for Borrower to comply with its investment policy, shall make best efforts to maintain all other accounts with Agent. All deposit accounts of any Loan Party, other than Excluded Accounts, shall be subject to control agreements in form and content reasonably acceptable to Agent. 6.6 Reserved. 6.7 Financial Covenants. (a) Asset Coverage Ratio. At all times, Borrower shall have a minimum asset coverage ratio of not less than 1.20 to 1.00 measured as (i) (a) the sum of unrestricted cash and Cash Equivalents maintained in deposit accounts or investment accounts with Agent not subject to any Lien other than the Liens in favor Agent plus the sum of unrestricted cash and Cash Equivalents maintained in deposit accounts or investment accounts subject to an account control agreement in favor of the Agent plus eighty percent (80%) of Eligible Accounts as Required Lenders determine are eligible, less (b) the amount of any sales tax liability of the Borrower outstanding at the time of measurement of Eligible Accounts, to (ii) the principal amount of all Obligations outstanding hereunder. (b) Minimum Remaining Months Liquidity. As measured on the last day of each calendar month at all times after a Cash Trigger Event or each fiscal quarter at all times before a Cash Trigger Event, Borrower shall maintain a minimum of six (6) months remaining liquidity measured as (i) the sum of unrestricted cash and Cash Equivalents maintained in deposit accounts or investment accounts with Agent not subject to any Lien other than the Liens in favor Agent plus the sum of unrestricted cash and Cash Equivalents maintained in deposit accounts or investment accounts subject to an account control agreement in favor of the Agent, plus the Revolving Loan availability divided by (ii) the monthly average of, for the trailing three months, net income (inclusive of grants received but not yet recognized per GAAP, if applicable and approved by Required

21 Lenders, to be subtracted once recognized as income per GAAP), plus, to the extent deducted in determining net income, depreciation expense, amortization expense, stock- based compensation and less unfunded capital expenditures, all for the Borrower and all as determined in accordance with GAAP. (c) Current Ratio. Maintain a Current Ratio (defined as ((i) total current assets) divided by (ii) total current liabilities minus deferred revenue to the extent such deferred revenue is reflected on Borrower’s balance sheet as of June 30, 2022 and for so long as it continues to be reflected on Borrower's balance sheet thereafter, such calculation as per GAAP) of not less than 1.20 to 1.00, each as measured on the last day of each calendar quarter. 6.8 Registration of Intellectual Property Rights. (a) Borrower shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registrable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights. (b) Borrower shall promptly, but in any event at the time of delivery of each Compliance Certificate, give Agent written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office and not previously reporting to Agent, including the date of such filing and the registration or application numbers, if any. (c) Borrower shall (i) promptly, but in any event at the time of delivery of each Compliance Certificate, give Agent written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed; (ii) promptly, but in any event within thirty (30) days after filing of any applications or registrations with the United States Copyright Office, execute such documents as Agent may reasonably request for Agent to maintain its perfection in such intellectual property rights to be registered by Borrower; (iii) upon the request of Agent, either deliver to Agent or file such documents promptly, but in any event within thirty (30) days after filing any such applications or registrations with the United States Copyright Office; (iv) promptly, but in any event within thirty (30) days after filing, provide Agent with a copy of such applications or registrations together with any exhibits, evidence of the filing of any documents requested by Agent to be filed for Agent to maintain the perfection and priority of its security interest in such intellectual property rights, and the date of such filing. (d) Borrower shall execute and deliver such additional instruments and documents from time to time as Agent shall reasonably request to perfect and maintain the perfection and priority of Agent’s security interest in the Intellectual Property Collateral. 22 (e) Borrower shall use commercially reasonably efforts to (i) protect, defend and maintain the validity and enforceability of Borrower’s material trademarks, patents, copyrights, and trade secrets, (ii) detect infringements of the copyrights, trademarks and patents and promptly advise Agent in writing of material infringements detected and (iii) not allow any material copyrights, trademarks and patents to be abandoned, forfeited or dedicated to the public without the written consent of Agent, which shall not be unreasonably withheld. (f) Agent may audit Borrower’s Intellectual Property Collateral to confirm compliance with this Section 6.8. Notwithstanding the foregoing, unless an Event of Default has occurred and is continuing, the Loan Parties’ shall only be obligated to reimburse Agent for one (1) such Intellectual Property Collateral audit in each calendar year. Agent shall have the right, but not the obligation, to take, at Borrower’s sole expense, any actions that Borrower is required under this Section 6.8 to take but which Borrower fails to take, after fifteen (15) days’ notice to Borrower. Borrower shall reimburse and indemnify Agent for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.8. 6.9 Consent of Inbound Licensors. Prior to entering into or becoming bound by any inbound license or agreement (other than over-the-counter or other software that is commercially available to the public), the failure, breach, or termination of which could reasonably be expected to cause a Material Adverse Effect, Borrower shall: (a) provide written notice to Agent of the material terms of such license or agreement with a description of its likely impact on Borrower’s business or financial condition; and (b) in good faith take such actions as Agent may reasonably request to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) Borrower’s interest in such licenses or contract rights to be deemed Collateral and for Agent (on behalf of the Lenders) to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future, and (ii) Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Agent’s and Lenders’ rights and remedies under this Agreement and the other Loan Documents. 6.10 Creation/Acquisition of Subsidiaries and Other Equity Interests. With respect to each Formed Subsidiary or Acquired Subsidiary, such Loan Party and such Subsidiary, as applicable, shall promptly notify Agent of the creation or acquisition of such new Subsidiary or the acquisition of other equity interests of another Person and take all such action as may be reasonably required by Agent to cause each such domestic Subsidiary to guarantee the Obligations of Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the collateral of such Subsidiary (substantially as described on Exhibit B hereto), and such Loan Party shall grant and pledge to Agent a perfected security interest in the stock, units or other evidence of ownership of each Subsidiary or other equity interest acquired (whether foreign or domestic, but subject to the limitations in the definition of Collateral), deliver any and all certificates or other evidence of ownership of such Subsidiary or other equity interest acquired, together with stock or unit powers executed in blank, and take any other action in furtherance of the foregoing reasonably requested by Agent. 23 6.11 Use of Proceeds. The proceeds of the Advances under the Revolving Line shall, unless otherwise consented to in writing by Agent, be used solely for (A) payment of interest, legal fees and Lender fees, (B) working capital needs and general corporate purposes of the Borrower, (C) issuing Letters of Credit and (D) paying the purchase price, costs, expenses and fees incurred in connection with Permitted Acquisitions not to exceed Forty Million and 00/100 Dollars ($40,000,000) in the aggregate from and after the Closing Date, provided, however, that the aggregate amount of Revolving Loans used in connection with Permitted Acquisitions may exceed Forty Million and 00/100 Dollars ($40,000,000) in the aggregate from and after the Closing Date if consented to in writing by Required Lenders, which consent may be withheld in Required Lenders' sole discretion. 6.12 Fees. (a) Borrower shall pay to Agent for the ratable benefit of each Lender having a commitment hereunder an unused availability fee equal to one-quarter of one percent (0.25%) per annum of the daily unused portion of the Revolving Line which shall be calculated by subtracting the amount outstanding hereunder from the Revolving Line, which fee shall be payable quarterly in arrears on the last day of each calendar quarter, commencing with the quarter ending June 30, 2022. (b) The Borrower shall pay (i) to Agent for distribution to the Lenders in accordance with their Revolving Loan Commitment Percentages, a non-refundable fee equal to two percentage points (2.00%) per annum of the outstanding undrawn amount of each standby Letter of Credit (including, for the avoidance of doubt, the Existing Letters of Credit), payable annually in advance, calculated on the basis of the face amount outstanding on the day the fee is calculated, and (ii) to Agent, for distribution to the L/C Issuer of the applicable Letter of Credit, such L/C Issuer’s standard fees in connection with each commercial Letter of Credit, which fees shall be non-refundable under all circumstances. (c) If Borrower terminates or permanently reduces the Revolving Loan Commitments, in whole or in part at any time before the Revolving Maturity Date, Borrower shall pay to Agent for the ratable benefit of each Lender having a commitment hereunder a prepayment fee equal to the amount by which the commitment is permanently reduced, or the outstanding commitment if terminated in full, times one percent (1.00%). The prepayment fee described in this Section is deemed fully earned and non-refundable as of the Closing Date and due and payable on the date of such termination or permanent reduction. 6.13 Further Assurances. At any time, and from time to time, the Loan Parties shall execute and deliver such further instruments and take such further action as may reasonably be requested by Agent and Lenders to effect the purposes of this Agreement. 6.14 Post-Closing Obligations. The Loan Parties shall complete each of the post- closing obligations and/or deliver to Agent each of the documents, instruments, agreements and information listed on the Post-Closing Obligations Schedule attached hereto as Exhibit F, on or before the date set forth for each such item thereon (as may be extended by the Agent in writing 24 in its sole discretion), each of which shall be completed or provided in form and substance reasonably satisfactory to Agent and Lenders. 6.15 Field Exam. The Loan Parties shall permit Agent, or its designees or representative, from time to time to conduct Field Exams and to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers and auditors. The Agent shall not have any duty to any Loan Party to share any results of any Field Exam with any Loan Party. The Loan Parties acknowledge that all Field Exams and reports are prepared by or for the Agent and Lenders for their purposes, and Loan Parties shall not be entitled to rely upon them. The Loan Parties shall reimburse the Agent for all reasonable and documented out-of-pocket charges, costs and expenses of the Agent in connection all Field Exams and Agent may conduct at least one Field Exam during any twelve (12) month period. The first Field Exam shall be completed within thirty (30) days of the Closing Date. 6.16 Beneficial Ownership Certification. Promptly following any request therefor, Borrower shall provide information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws, including but not limited to a Beneficial Ownership Certification form acceptable to Agent or Lender. 6.17 Compliance with Laws. Each Loan Party shall, and shall cause each Subsidiary thereof to, comply with applicable laws (including Environmental Laws, Sanctions and Anti-Money Laundering Laws), except, other than as to Sanctions and Anti-Money Laundering Laws, where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. 7. NEGATIVE COVENANTS. Each Loan Party covenants and agrees that, so long as any credit hereunder shall be available and until the outstanding Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) are paid in full or for so long as any Lender may have any commitment to make any Credit Extensions, each Loan Party will not do any of the following without Required Lenders’ prior written consent: 7.1 Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, or subject to Section 6.5 of the Agreement, move cash balances on deposit with Agent to accounts opened at another financial institution, other than Permitted Transfers. 7.2 Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year; Change in Control. Change its name or the Borrower State or relocate its chief executive office without ten (10) days prior written notification to Agent; replace its chief executive officer or chief financial officer without providing written notification to Agent as soon as possible and in any event within ten (10) Business Days after the occurrence

25 thereof; engage in any business, or permit any of its Subsidiaries to engage in any business, other than reasonably related, ancillary, complementary or incidental businesses to the businesses currently engaged in by Borrower or a natural extension thereof; change its fiscal year end; have a Change in Control. 7.3 Mergers or Acquisitions. (a) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into Borrower, or a Subsidiary into another Subsidiary), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except (i) where such transactions constitute a Permitted Investment, (ii) no Event of Default has occurred, is continuing or would immediately exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) in any transaction involving Borrower, Borrower is the surviving entity. (b) Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its capital stock at such time. 7.4 Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which imposes on a Loan Party an obligation to prepay any Indebtedness, except Indebtedness to Lenders or intercompany Indebtedness to the extent both are not prohibited or restricted (unless in compliance with such restriction) under this Agreement. 7.5 Encumbrances. (a) Create, incur, assume or allow any Lien with respect to any of its property (including any equity interests owned by it), or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, in each case, except for Permitted Liens and Permitted Transfers, or (b) covenant to any other Person that in the future it will refrain from creating, incurring, assuming or allowing any Lien with respect to any property, except (i) restrictions existing under the Loan Documents, (ii) as is expressly permitted in this Section 7.5 (to the extent constituting Liens) and the definition of “Permitted Liens” herein, (iii) covenants with such restrictions in merger or acquisition agreements all of which are not prohibited or restricted (unless in compliance with such restriction) under this Agreement, provided that such covenants do not prohibit Borrower from granting a security interest in Borrower’s property in favor of Agent and Lenders and provided further that the counterparties to such covenants are not permitted to receive a security interest in Borrower’s property, (iv) any such prohibitions imposed in respect of property that is subject to a Permitted Lien of the type described in clause (n) of the definition thereof, (v) customary provisions in leases, 26 subleases, licenses, sublicenses and other contracts restricting the assignment, subletting, or encumbrance thereof, customary net worth provisions or similar financial maintenance provisions contained therein, and other customary provisions contained in leases, subleases, licenses or sublicenses not restricted hereunder and entered into in the ordinary course of business provided that none of the foregoing impose restrictions on the entering into or performance of obligations under the Loan Documents, and (vi) prohibitions, restrictions and conditions imposed by applicable law which do not either result in an Event of Default hereunder and could not reasonably be expected to cause a Material Adverse Effect. 7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower or any Subsidiary may (i) repurchase the stock of existing or former employees, officers and directors (their spouses, trusts, heirs and estates) pursuant to stock repurchase agreements (A) in an amount not to exceed One Million and 00/100 Dollars ($1,000,000) in the aggregate per fiscal year and (B) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such existing former employees, officers or directors to Borrower as long as an Event of Default does not exist prior to such repurchase or would not immediately exist after giving effect to such repurchase, (ii) declare and make dividend payments or other distributions payable in stock or other equity interests, (iii) pay dividends or distributions in an aggregate amount equal to 50% of the net cash proceeds of any sale of new common equity by the Borrower; (iv) pay other dividends, distributions or payments in an aggregate amount not to exceed $500,000 per calendar year, provided that (A) no Event of Default shall exist before or after giving effect thereto, and (B) Borrower shall be in pro forma compliance with the financial covenants set forth in Section 6.7 hereof prior to and after giving effect to such dividends or distributions; (v) make dividends or other distributions payable to Borrower or any other Subsidiary; (vi) Borrower may distribute rights pursuant to a stockholder rights plan or redeem such rights, provided that such redemption is in accordance with the terms of such stockholder rights plan and both the stockholder rights plan and such redemption are not prohibited or restricted (unless in compliance with such restriction) by another provision of this Agreement, (vii) Borrower may make payments in connection with the retention of equity interests in payment of withholding taxes in connection with equity-based compensation plans provided that both the equity-based compensation plans and such equity interests in payment of withholding taxes are not prohibited or restricted (unless in compliance with such restriction) by another provision of this Agreement, (viii) Borrower or any Subsidiary may receive or accept the return to Borrower or any Subsidiary of equity interests of Borrower or any Subsidiary constituting a portion of the purchase price consideration in settlement of indemnification claims or as a result of purchase price adjustments (including earn-outs and similar obligations) where such settlement of indemnification claims or purchase price adjustments are otherwise not prohibited or restricted (unless in compliance with such restriction) by another provision of this Agreement, and (ix) pay cash in lieu of fractional shares. For the avoidance of doubt, the term "capital stock" shall not include any convertible debt security. 7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments and then so long as the Borrower is in compliance with Section 6.5 and 6.7 hereof, as applicable, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to a Loan Party (other than restrictions existing under the Loan Documents). Further, Borrower shall not enter into any license 27 or agreement with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory. 7.8 Transactions with Affiliates. Other than as specifically permitted hereunder, directly or indirectly enter into or permit to exist any transaction with any Affiliate except for transactions that are in the ordinary course of business, upon fair and reasonable terms that are no less favorable to such Loan Party than would be obtained in an arm’s length transaction with a non-affiliated Person. 7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt and the terms of the subordination agreement relating to such Subordinated Debt, or amend, terminate or release any provision of any document evidencing such Subordinated Debt, except with Required Lenders’ prior written consent and except in compliance with the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision affecting Agent and Lenders’ rights contained in any documentation, or in any way that is more restrictive on any Loan Party, relating to the Subordinated Debt, and each of the foregoing, except as noted above, without Agent’s prior written consent. 7.10 No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. 7.11 Sanctions; Anti-Corruption. The Loan Parties will not, directly or indirectly, use the proceeds of the Loans or any Letter of Credit, or lend, contribute or otherwise make available such proceeds to any Loan Party or any Subsidiary of a Loan Party, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the target of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans or Letters of Credit, whether as Agent, Arranger, L/C Issuer, Lender, underwriter, advisor, investor or otherwise). No part of the proceeds of the Loans or any Letter of Credit will be used, directly or indirectly, for any payments that could constitute a violation of any applicable anti-bribery law. 8. EVENTS OF DEFAULT. Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement: 8.1 Payment Default. If Borrower fails to pay any of the Obligations when due. 8.2 Covenant Default. (a) If any Loan Party fails or neglects to perform any obligation under Sections 6.3, 6.4, or 6.5, violates any of the covenants contained in Article 7 of this 28 Agreement; or if any Loan Party fails to perform any obligation under Section 6.2 within three (3) days of when due. (b) If any Loan Party fails or neglects to perform or observe any obligation under Section 6.7, and any such covenant default can be cured, has failed to cure such default within ten (10) days after the earlier of the date Borrower receives notice thereof or any officer of any Loan Party becomes aware thereof; provided, however, such ten (10) day cure right may only be exercised one time during the term of this Agreement. (c) If any Loan Party fails or neglects to perform or observe any other term, provision, condition, covenant contained in this Agreement or in any of the Loan Documents, and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten (10) days after the earlier of the date Borrower receives notice thereof or any officer of any Loan Party becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower or such Loan Party be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower or such Loan Party shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, so long as Borrower or such Loan Party continues to diligently attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but the Lenders shall not be required to make any Credit Extensions (and shall be permitted in their sole discretion to decline to make any Credit Extension) unless and until such default is cured. 8.3 Material Adverse Change. If there occurs any circumstance or circumstances that results in a Material Adverse Effect as determined by Agent or Required Lenders in their reasonable credit judgment. 8.4 Defective Perfection. If Agent shall receive at any time following the Closing Date an SOS Report indicating that Agent’s security interest in the Collateral is not prior to all other security interests or Liens of record reflected in the report other than as a result of Agent’s failure to file or maintain its Lien or Permitted Liens securing Permitted Indebtedness or other obligations that is permitted hereunder to be prior to Agent’s security interest pursuant to Section 4.1. 8.5 Attachment. If any material portion of any Loan Party’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within thirty (30) days, or if any Loan Party is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of any Loan Party’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of any Loan Party’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within thirty (30) days after such Loan Party receives notice thereof, provided that none of the foregoing shall constitute an Event

29 of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by such Loan Party (provided that no Credit Extensions will be made during such cure period). 8.6 Insolvency. If the Loan Parties, taken as a whole on a consolidated basis, become insolvent, or if an Insolvency Proceeding is commenced by any Loan Party, or if an Insolvency Proceeding is commenced against any Loan Party and is not dismissed or stayed within forty-five (45) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding). 8.7 Other Agreements. (a) If there is a payment or bankruptcy default by any Loan Party in any agreement to which any Loan Party, as applicable, is a party with a third party or parties which is related to Indebtedness in an amount in excess of Five Million and 00/100 Dollars ($5,000,000), or (b) there exists a right by a third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness of a Loan Party in an amount in excess of Five Million and 00/100 Dollars ($5,000,000). 8.8 Subordinated Debt. If any Loan Party makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Agent or otherwise permitted by this Agreement. 8.9 Judgments. If one or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Million and 00/100 Dollars ($5,000,000) (not covered by independent third-party insurance as to which liability has been accepted in writing by such insurance carrier) shall be rendered against any Loan Party or any Subsidiary and the same are not, within thirty (30) days after the entry thereof, discharged or the execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that the Lenders shall not be required to make any Credit Extensions (and shall be permitted in their sole discretion to decline to make any Credit Extension) prior to the discharge, stay, or bonding of such judgment, order, or decree). 8.10 Misrepresentations. If any material misrepresentation or material misstatement when made or deemed made exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Agent by any Responsible Officer pursuant to this Agreement or to induce Lenders to enter into this Agreement or any other Loan Document. 8.11 Guaranty. If any guaranty of all or a portion of the Obligations including, without limitation, the guaranty provided in Section 4.5 hereof (each, a “Guaranty”) ceases for any reason to be in full force and effect (other than in accordance with its terms), or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the “Guaranty Documents”) and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within any applicable cure periods, or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement when made or deemed made exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Agent in connection with any Guaranty 30 Document, or if any of the circumstances described in Sections 8.3 through 8.9 occur with respect to any guarantor. 8.12 Invalidity of Loan Documents. If any Loan Document, including for the avoidance of doubt, any subordination agreement with respect to any Subordinated Debt, ceases for any reason to be in full force and effect (other than in accordance with its terms), or any party thereto contests in any manner the validity or enforceability of any Loan Document or any Lien granted pursuant thereto, denies that it has any or further liability or obligation thereunder, or purports to revoke, terminate or rescind any Loan Document (other than in accordance with its terms). 8.13 Emergency Use Authorization. Borrower shall fail to have in place either (a) its emergency use authorization from the U.S. Food & Drug Administration as in effect on the Closing Date or (b) a full medical device clearance from the U.S. Food & Drug Administration for its COVID-19 test kit (which shall be no less restrictive than the authorization described in clause (a)). 8.14 Change in Control. A Change in Control shall occur. 9. LENDERS’ RIGHTS AND REMEDIES. 9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, the Agent may, and at the direction Required Lenders, shall, at their election, without notice of their election and without demand, do any one or more of the following, all of which are authorized by the Loan Parties: (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.6 (Insolvency), all Obligations shall become immediately due and payable without any action by Agent or Lenders); (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Lenders; (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Agent reasonably considers advisable; (d) Make such payments and do such acts as Agent or Required Lenders consider necessary or reasonable to protect the Agent’s security interest (for the benefit of the Lenders) in the Collateral. The Loan Parties agree to assemble the Collateral if Agent so requires, and to make the Collateral available to Agent as Agent may designate in a location reasonably convenient to Agent. The Loan Parties authorize Agent to peaceably enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Agent’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of 31 the Loan Parties’ owned premises, such Loan Party hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Agent’s rights or remedies provided herein, at law, in equity, or otherwise; (e) Set-off and apply to the Obligations any and all (i) balances and deposits of any Loan Party held by Agent or any Lender, and (ii) Indebtedness at any time owing to or for the credit or the account of any Loan Party held by Agent or any Lender; (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Agent, on behalf of Lenders, is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use solely following the occurrence and during the continuance of an Event of Default, without charge, any Loan Party’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Agent’s exercise of its rights under this Section 9.1, any Loan Party’s rights under all licenses and all franchise agreements shall inure to Agent’s benefit; (g) Except as otherwise provided in the Code, upon at least ten (10) days prior written notice, sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any Loan Party’s premises) as are commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Agent deems appropriate. Agent may sell the Collateral without giving any warranties as to the Collateral. Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Agent sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Agent, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Agent may resell the Collateral and Borrower shall be credited with the proceeds of such sale; (h) Agent and/or any Lender may credit bid and purchase at any public sale; (i) Apply for the appointment of a receiver, trustee, liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of any Loan Party or any other Person liable for any of the Obligations; and (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Agent and Lenders may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. 32 9.2 Power of Attorney. Each Loan Party hereby irrevocably appoints Agent (and any of Agent’s designated officers, or employees) as its true and lawful attorney to: (a) in consultation with Borrower, send requests for verification of Accounts or notify account debtors of Agent’s security interest in the Accounts; (b) endorse such Loan Party’s, as applicable, name on any checks or other forms of payment or security that may come into Agent’s possession; (c) sign such Loan Party’s name, as applicable, on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to any Loan Party’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Agent determines to be reasonable; and (g) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of any Loan Party; provided Agent may exercise such power of attorney to sign the name of any Loan Party, as applicable, on any of the documents described in clause (g) above, regardless of whether an Event of Default has occurred. The appointment of Agent as each Loan Party’s attorney in fact, and each and every one of Agent’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement) have been fully repaid and performed and Agent’s and each Lender’s obligation to provide Advances hereunder is terminated. 9.3 Accounts Collection. In consultation with Borrower, Agent may notify any Person owing funds to any Loan Party of Agent’s security interest in such funds and verify the amount of such Account and direct that any payments with respect thereto be deposited directly into the Collection Account, if and to the extent not already so deposited pursuant to the instructions provided by the Borrower in accordance with Section 4.4. Borrower shall collect all amounts owing to Borrower for Agent, receive in trust all payments as Agent’s trustee, and immediately deliver such payments to Agent in their original form as received from the account debtor, with proper endorsements for deposit. 9.4 Lender Expenses. If any Loan Party fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Agent may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Line as Agent deems necessary to protect Lenders from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.4 of this Agreement, and take any action with respect to such policies as Agent reasonably deems prudent. Any amounts so paid or deposited by Agent shall constitute Lender Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Agent shall not constitute an agreement by Agent to make similar payments in the future or a waiver of any Event of Default under this Agreement. 9.5 Liability for Collateral. Neither Agent nor any Lender has any obligation to clean up or otherwise prepare the Collateral for sale. All risk of loss, damage or destruction of the Collateral shall be borne by the Loan Parties, absent gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment on the part of the Agent.

33 9.6 No Obligation to Pursue Others. Neither Agent nor any Lender has any obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Agent may release, modify or waive any Collateral provided by any other Person to secure any of the Obligations, all without affecting Agent’s or Lenders’ rights against any Loan Party. Each Loan Party waives any right it may have to require Agent or any Lender to pursue any other Person for any of the Obligations. 9.7 Remedies Cumulative. Agent’s and Lenders’ rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Agent and Lenders shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Agent of one right or remedy shall be deemed an election, and no waiver by Agent of any Event of Default shall be deemed a continuing waiver. No delay by Agent shall constitute a waiver, election, or acquiescence by it. No waiver by Agent shall be effective unless made in a written document signed on behalf of Agent and then shall be effective only in the specific instance and for the specific purpose for which it was given. Each Loan Party expressly agrees that this Section 9.7 may not be waived or modified by Agent by course of performance, conduct, estoppel or otherwise. 9.8 Demand; Protest. Except as otherwise provided in this Agreement, each Loan Party waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations. 10. NOTICES. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first- class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by electronic mail to any Loan Party or to Agent, as the case may be, at its addresses set forth below: If to any Loan Party: Cue Health Inc. 4980 Carroll Canyon Rd., Suite 100 San Diego, CA 92121 Attn: John Gallagher, Chief Financial Officer Email: john.gallagher@cue.me With an optional but not legally required copy to each of: Cue Health, Inc. 4980 Carroll Canyon Rd., Suite 100 San Diego, CA 92121 Attn: Aasim Javid Email: a.javed@cue.me Cue Health, Inc. 4980 Carroll Canyon Road, Suite 100 34 San Diego, CA 92121 Attn: Erica Palsis and Joshua Bergmann Email: legal@cue.me If to Agent: East West Bank 9378 Wilshire Blvd., Suite 100 Beverly Hills, CA 90212 Attn: Maytal Shainberg Email: Maytal.Shainberg@EastWestBank.com The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. 11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. California law governs the Loan Documents without regard to principles of conflicts of law. The Loan Parties, Agent and Lenders each submit to the exclusive jurisdiction of the State and Federal courts in Los Angeles County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Agent or Lenders from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Agent and/or Lenders. Each Loan Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Loan Party hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Loan Party hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. IF AND ONLY TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LOAN PARTIES, AGENT AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IF PERMITTED BY APPLICABLE LAW, if the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court 35 judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph. The parties agree that time is of the essence in conducting the referenced proceedings. The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof. The costs shall be borne equally by the parties. 12. GENERAL PROVISIONS. 12.1 Successors and Assigns. (a) This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without the prior written consent of the Agent and each Lender, which each such consent may be granted or withheld in the Agent’s or such Lender’s sole discretion, as applicable. Subject to the restrictions set forth in clause (b) below, each Lender shall have the right to sell, transfer, assign negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights and benefits hereunder. (b) No Lender may assign any or all of its interests hereunder to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (ii) any Defaulting Lender, (iii) a natural person or an investment vehicle or trust for the benefit of a natural person. All assignments by a Lender shall be subject to the following consents: 36 (i) unless an Event of Default has occurred, the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within five (5) Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Revolving Loan; (ii) the consent of the Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and (iii) the consent of each L/C Issuer (such consent not to be unreasonably withheld or delayed). (c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 12.2 Indemnification. Borrower shall defend, indemnify and hold harmless Lenders and their respective officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement and/or the Loan Documents; and (b) all losses or Lender Expenses in any way suffered, incurred, or paid by any Lender, its officers, employees and agents as a result of or in any way arising out of, following, or consequential to transactions between Lenders and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys’ fees and expenses), except, in each case, for obligations, demands, claims, liabilities, losses and expenses caused by Agent and or Lenders’ gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. 12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement. 12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. 12.5 Correction of Loan Documents. Agent may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties so long as Agent provides Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction.

37 12.6 Amendments in Writing, Integration. All amendments, modifications, waivers and consents to or terminations of this Agreement or the other Loan Documents, must be in writing signed by the Loan Parties and the Required Lenders, and such additional Lenders as set forth below. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents. (a) Lender Consent. Notwithstanding the foregoing, no amendment, modification, waiver or consent shall: (i) extend or increase any commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 3 or the waiver of any Default shall not constitute an extension or increase of any commitment of any Lender); (ii) reduce or forgive the principal of, or rate of interest specified herein on, any Advance or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary (x) to amend the default rate set forth in Section 2.3(b) or to waive the obligation of the Borrower to pay interest at such default rate or (y) to amend any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Advance or other Obligation or to reduce any fee payable hereunder); (iii) postpone any date scheduled for any payment of principal of, or interest on, any Advance, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly and adversely affected thereby; (iv) change any provision of this Section or the percentage in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (v) affect the rights or duties hereunder or under any other Loan Document of the Agent, unless in writing executed by the Agent, in each case in addition to the Borrower and the Lenders required above; or (vi) change or amend Section 12.11, Section 12.12 or any other provision of this Agreement providing for pro rata treatment of Lenders, in each case, without the written consent of each Lender; (vii) release any Guarantor from its obligation under its guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender; 38 (viii) release all or substantially all of the Collateral (except as otherwise expressly permitted herein or in the other Loan Documents) without the written consent of each Lender; (ix) subordinate the Obligations or the Liens granted under the Loan Documents, to any other Indebtedness or Liens, without the written consent of each Lender; (x) amend, modify, terminate or waive any obligation of the Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.1 without the written consent of the Agent and each L/C Issuer; (xi) change any component of the definition of Eligible Accounts to increase eligibility thereunder without the consent of Required Lenders; or (xii) change or amend Section 6.7(b) without the written consent of Required Lenders. (b) In addition, notwithstanding anything in this Section to the contrary, if the Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Agent within five (5) Business Days following receipt of notice thereof. (c) Replacement of Lenders. If any Lender is a Non-Consenting Lender, then the Agent may upon notice to such Lender, require such Lender to assign and delegate, without recourse, all of its interests, rights (other than its existing rights to payments) and obligations under this Agreement and the related Loan Documents to an assignee permitted hereunder that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) such Non-Consenting Lender shall have received, as applicable, payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee or the Borrower, as applicable; and (ii) the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Agent to require such assignment and delegation cease to apply. 12.7 Counterparts; Electronic Signatures. This Agreement and any other Loan Document may be executed in any number of counterparts and by different parties on separate 39 counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement or Loan Document, as applicable. The words “execution,” “signed,” “signature,” (delivery,” and words of like import in or relating to this Agreement and/or any Loan Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Agreement or any other Loan Document (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof or thereof. 12.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations (other than inchoate indemnification and reimbursement obligations and other obligations which, by their terms, survive termination of this Agreement) remain outstanding or Lenders have any obligation to make any Credit Extension to Borrower. The obligations of Borrower to indemnify Lenders with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lenders have run. 12.9 Confidentiality. In handling any confidential information, Agent and Lenders and all employees and agents of Agent and Lenders shall exercise the same degree of care that each Lender exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) on a need to know basis to the subsidiaries or Affiliates of Lenders in connection with their present or prospective business relations with Borrower and who agree to keep such information confidential in accordance with this Section 12.9, (ii) to prospective transferees or purchasers of any interest in the Loans provided they have entered into a confidentiality agreement with terms no less restrictive than those set forth herein in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Lender, (v) on a need to know basis to Lenders’ accountants, auditors and regulators and who in the case of accountants and auditors have a duty of confidentiality with respect to such information or agree to keep such information confidential in accordance with this Section 12.9, and (vi) as Lender may reasonably determine necessary in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Lender when disclosed to Lender, or becomes part of the public domain after disclosure to Lender through no fault of Lender; or (b) is disclosed to Lender by a third party, provided Lender does not have actual knowledge that such third party is prohibited from disclosing such information. 40 12.10 Reserved. 12.11 Application of Payments and Proceeds. Upon the occurrence and during the continuance of an Event of Default and after the acceleration of the principal amount of any of the Revolving Loans, all payments and proceeds in respect of any of the Obligations received by the Agent or any Lender under any Loan Document, including any proceeds of any sale of, or other realization upon, all or any part of the Collateral, shall be applied as follows: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to the Agent and/or each L/C Issuer with respect to this Agreement, the other Loan Documents or the Collateral; second, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to any other Lender with respect to this Agreement, the other Loan Documents or the Collateral; third, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute, would have accrued on such amounts); fourth, to the principal amount of the Obligations, including to cash collateralize existing obligations with respect to Letters of Credit in compliance with this Agreement, fifth, to the Obligations owing to any counterparty in respect of any Lender Hedging Agreement; sixth, to any other Obligations owing to the Agent or any other Lender under the Loan Documents; and seventh, to the Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (b) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. 12.12 Adjustments; Set-off. (a) If any Lender (a “benefitted Lender”) shall at any time exercise any set-off right or receive any payment of all or part of its Revolving Loans, or its participations in Letters of Credit, or interest thereon, or fees, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to bankruptcy or insolvency proceedings or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Revolving Loans, its participation in Letters of Credit, or interest thereon, or fees, such benefitted

41 Lender shall purchase for cash from the other Lenders such portion of each such other Lender’s Revolving Loans or fees, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender’s Loans or its participation in Letters of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion, provided that, for the avoidance of doubt but subject to the foregoing provisions of this Section 12.12(a), any Lender shall have the right (without further consent of the Borrower, the Agent or any other Lender), exercisable upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set-off and appropriate and apply against any such Obligations any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof or bank controlling such Lender to or for the credit or the account of the Borrower. (b) In addition to any rights and remedies of the Agent provided by law, the Agent shall have the right (without further consent of the Borrower or any other Lender), exercisable upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set-off and appropriate and apply against any such Obligations any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or any branch or agency thereof or bank controlling the Agent to or for the credit or the account of the Borrower. 12.13 Taxes. (a) All sums payable by or on behalf of any Loan Party under the Loan Documents shall, except to the extent required by applicable law, be paid free and clear of, and without any deduction or withholding on account of, any Taxes. If any Loan Party or any other Person (acting as a withholding agent) is (in such withholding agent’s reasonable good faith discretion) required by applicable law to make any deduction or withholding on account of any Tax from any sum paid or payable by any Loan Party to the Agent or any Lender (which term for purposes of this Section 12.13 shall include any L/C Issuer and any assignee of a Lender, L/C Issuer) under any of the Loan Documents: (i) such Loan Party or other withholding agent shall be entitled to make such deduction or withholding; (ii) if a Loan Party is the applicable withholding agent, the applicable Loan Party shall timely pay any such Tax to the relevant Governmental Authority in accordance with applicable law; and (iii) in the case of Indemnified Taxes, the sum payable by such Loan Party in 42 respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of such deduction, withholding or payment, the Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made. (b) The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. (c) Within thirty (30) days after the due date of payment of any Tax which it is required by this Section 12.13 to pay, if a Loan Party is the applicable withholding agent, such Loan Party shall deliver to the Agent the original or certified copy of a receipt issued by the relevant Governmental Authority evidencing such payment or other evidence reasonably satisfactory to the Agent of such deduction, withholding or payment and of the remittance thereof to the relevant Governmental Authority. (d) The Loan Parties shall jointly and severally indemnify the Agent and each Lender, within ten (10) days after demand therefor, for the full amount of Indemnified Taxes (including any Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 12.13) payable or paid by the Agent or any such Lender or any of their respective Affiliates arising in connection with payments made under any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Loan Party by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, prepared in reasonable detail shall be conclusive absent manifest error. Any such certificate must be provided within six (6) months of incurrence of such tax liability by the Agent or Lender. (e) Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that a Loan Party has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of such Loan Party to do so), and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (c). (f) The Loan Parties’ obligations under this Section 12.13 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Loan Commitments, the 43 expiration of the Letters of Credit and the repayment, satisfaction or discharge of all Obligations. 12.14 Certain Laws and Regulations. Each Lender that is subject to the Act (as hereinafter defined) and Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Agent, as applicable, to identify the Borrower in accordance with the Act. Borrower shall, promptly following a request by Agent or any Lender, provide all documentation and other information that Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Act. For legal entity borrowers, Lender or Agent will require the legal entity to provide identifying information about each beneficial owner and/or individuals who have significant responsibility to control, manage or direct the legal entity. 12.15 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any Resolution Authority. (c) As used in this Section 12.15, the following terms have the following meanings: 44 “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.1 “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to 1 The EU Bail-In Legislation Schedule may be found at http://www.lma.eu.com/uploads/files/EU%20BAIL- IN%20LEGISLATION%20SCHEDULE%2022-Dec-2015%2010-46%20.pdf

45 suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 12.16 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any swap obligation or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.16, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). 46 “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 13. AGENT 13.1 Appointment and Duties. For the avoidance of doubt and notwithstanding anything else herein: (a) Each Lender hereby appoints Agent (together with any successor Agent) as agent hereunder and authorizes Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Loan Party, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Agent under such Loan Documents and (iii) exercise such powers as are incidental thereto. (b) Without limiting the generality of clause (a) above, Agent shall have the sole and exclusive right and authority (to the exclusion of the other Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with the Loan Documents, and each Person making any payment in connection with any Loan Document to any Lender is hereby authorized to make such payment to Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of Lenders with respect to any Obligation in any Insolvency Proceeding or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Person), (iii) act as collateral agent for each Lender for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to Agent and the other Lenders with respect to the Collateral, whether under the Loan Documents, applicable law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for Agent, Lenders for purposes of the perfection of Liens with respect to any deposit account maintained by a Loan Party with, and cash and Cash Equivalents held by, such Lender, and may further authorize and direct Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. (c) Under the Loan Documents, Agent (i) is acting solely on behalf of Lenders, with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Agent”, the terms “agent”, “Agent” and “collateral agent” and similar 47 terms in any Loan Document to refer to Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Person and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) through (iii) above. 13.2 Binding Effect. Each Lender, by accepting the benefits of the Loan Documents, agrees that (i) any action taken by Agent in accordance with the provisions of the Loan Documents and (ii) the exercise by Agent of the powers set forth herein or therein, together with such other powers as are incidental thereto, shall be authorized and binding upon all of Lenders. 13.3 Use of Discretion. (a) Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise; provided, that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable requirement of law. (b) Agent shall provide copies of the various deliverables provided to it by the Borrower pursuant to clauses 5.6, 5.12, 6.2 hereof to the other Lenders; provided that Agent shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or its Affiliates that is communicated to or obtained by Agent or any of its Affiliates in any capacity other than its capacity as Agent hereunder. (c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Agent in accordance with the Loan Documents for the benefit of all Lenders; provided that the foregoing shall not prohibit (i) Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Agent) hereunder and under the other Loan Documents, (ii) any Lender from exercising set-off rights in accordance with the terms hereof or (iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any bankruptcy or other debtor relief law. 13.4 Delegation of Rights and Duties. Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Lender), 48 provided that Agent shall be liable for all acts or failures to act of any such Person to the same extent as Agent would be if Agent performed such action. Any such Person shall benefit from this Article 13 to the extent provided by Agent. 13.5 Reliance and Liability. (a) Agent may, without incurring any liability hereunder, (i) treat the payee of any note issued hereunder as its holder until such note has been assigned in accordance with the terms of this Agreement, (ii) rely on the Register, (iii) consult with any advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Loan Party) and (iv) rely and act upon any document and information (including those transmitted by electronic transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. (b) None of Agent and its officers, employees, affiliates or agents shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender, each Borrower and each other Loan Party hereby waive and shall not assert (and each Borrower shall cause each other Loan Party to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting from the gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment of Agent or, as the case may be, such officers, employees, affiliates or agents (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. (c) Each Lender (i) acknowledges that it has performed and will continue to perform its own diligence and has made and will continue to make its own independent investigation of the operations, financial conditions and affairs of Loan Parties and (ii) agrees that is shall not rely on any audit or other report provided by Agent. 13.6 Agent Individually. Agent and its Affiliates may make loans and other extensions of credit to, acquire Equity Interests of, engage in any kind of business with, any Loan Party or Affiliate thereof as though it were not acting as Agent and may receive separate fees and other payments therefor. To the extent Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the term “Lender” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, Agent or such Affiliate, as the case may be, in its individual capacity as Lender. 13.7 Lender Credit Decision. Each Lender acknowledges that it shall, independently and without reliance upon Agent, any Lender or upon any document (including any offering and disclosure materials in connection with the syndication of the Loans) solely or in part because such document was transmitted by Agent, conduct its own independent investigation of the financial condition and affairs of each Loan Party and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any

49 Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by Agent to Lenders, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party that may come in to the possession of Agent or any of its Related Persons, except to the extent of any costs and expenses resulting from the gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment of Agent or, as the case may be, such officers, employees, affiliates or agents (each as determined in a final, non-appealable judgment by a court of competent jurisdiction). 13.8 Expenses; Indemnities. (a) Each Lender agrees to reimburse Agent and each of its Related Persons (to the extent not reimbursed by any Loan Party) promptly upon demand, severally and ratably, for any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Taxes paid in the name of, or on behalf of, any Loan Party) that may be incurred by Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including, without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, any Loan Document. (b) Each Lender further agrees, within thirty (30) days after demand therefor, to indemnify Agent (to the extent not reimbursed by any Loan Party), severally and ratably, from and against liabilities that may be imposed on, incurred by or asserted against Agent in any matter relating to or arising out of, in connection with or as a result of any Loan Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Agent or any of its Related Persons under or with respect to any of the foregoing except to the extent of liabilities resulting from the gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment of Agent or, as the case may be, such officers, employees, affiliates or agents (each as determined in a final, non-appealable judgment by a court of competent jurisdiction). A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent demonstrable error. Each Lender hereby authorizes Agent to apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to such Lender from any other source against any amount due to Agent under this Section 13.8(b). 13.9 Resignation of Agent. (a) Agent may resign at any time by delivering notice of such resignation to Lenders and Borrower, effective on the date set forth in such notice or, if no 50 such date is set forth therein, upon the date such notice shall be effective in accordance with the terms of this Section 13.9. If Agent delivers any such notice, Lenders shall have the right to appoint a successor Agent. If, after thirty (30) days after the date of retiring Agent’s notice of resignation, no successor Agent has been appointed by Lenders that has accepted such appointment, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent from among Lenders. (b) Effective immediately upon its resignation, (i) the retiring Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) Lenders shall assume and perform all of the duties of Agent until a successor Agent shall have accepted a valid appointment hereunder, (iii) the retiring Agent shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Agent was, or because such Agent had been, validly acting as Agent under the Loan Documents and (iv) the retiring Agent shall take such action as may be reasonably necessary to assign to the successor Agent its rights as Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Agent, a successor Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Agent under the Loan Documents. 13.10 Release of Collateral or Guarantors. Each Lender hereby consents to the release and hereby directs Agent to release or subordinate the following: (a) any Subsidiary of Borrower from its guaranty of any Obligation if all of the equity interests of such Subsidiary are sold or transferred in a transaction permitted by the Loan Documents; and (b) any Lien held by Agent for the benefit of Lenders against (i) any Collateral that is sold, transferred, conveyed or otherwise disposed of by a Loan Party in a transaction permitted by the Loan Documents (including pursuant to a waiver or consent), (ii) any property subject to a Lien permitted under clause (n) of the definition of Permitted Lien and (iii) all of the Collateral and all Loan Parties, upon termination of the Revolving Line or the occurrence of the Revolving Maturity Date. Each Lender hereby directs Agent, and Agent hereby agrees, upon receipt of notice from the Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 13.10. [Balance of Page Intentionally Left Blank] (Signature Page to Loan and Security Agreement) IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written. CUE HEALTH INC., as Borrower By: /s/ John Gallagher John Gallagher Chief Financial Officer (Signature Page to Loan and Security Agreement) EAST WEST BANK, as Agent and Lender By: /s/ Maytal Shainberg Maytal Shainberg Senior Vice President

(Signature Page to Loan and Security Agreement) COMERICA BANK, as Lender By: /s/ Robert Hernandez Robert Hernandez Group Manager Exhibit A – Page 1 EXHIBIT A DEFINITIONS “Accounts” means all presently existing and hereafter arising “accounts,” as such term is defined in Section 9102 of the Code, contract rights, instruments (including those evidencing indebtedness owed to Borrower by its Affiliates), general intangibles, payment intangibles, chattel paper (including electronic chattel paper) and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or inventory (including, without limitation, the licensing of digital content, software and other technology) or the rendering of services by Borrower and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing. “Advance” or “Advances” means a cash advance or cash advances or issuance of a Letter of Credit under the Revolving Line. “Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners. “Anti-Money Laundering Laws” means the PATRIOT Act; the U.S. Money Laundering Control Act of 1986 and the regulations and rules promulgated thereunder, as amended from time to time, the U.S. Bank Secrecy Act and the regulations and rules promulgated thereunder, as amended from time to time, and corresponding laws of jurisdictions in which the Borrower operates or in which the proceeds of the Loans will be used or from which repayments of the Obligations will be derived. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially in form and substance satisfactory to Agent and the Lenders. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower State” means Delaware, the state under whose laws Borrower is organized. “Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information. “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California or the State of New York are authorized or required to close. Exhibit A – Page 2 “Cash Equivalents” means (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or (ii) issued by any agency of the United States federal government the obligations of which are fully backed by the full faith and credit of the United States federal government, (b) any readily- marketable direct obligations issued by any other agency of the United States federal government, any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (c) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any Person organized under the laws of any state of the United States, (d) any Dollar- denominated time deposit, certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by any Lender or any commercial bank that is, in each case, rated investment grade by both S&P and Moody’s, (e) interests in any money market fund registered under the Investment Company Act of 1940 that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of Five Hundred Million and 00/100 Dollars ($500,000,000) and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States, and (f) other cash equivalents determined by the Agent to have a risk equivalent to items rated at least “A-1” by S&P or “P-1” by Moody’s and otherwise acceptable from time to time to the Agent; provided, however, that the maturities of all obligations specified in any of clauses (a) through (d) above shall not exceed 365 days. “Cash Management Obligations” means the obligations of the Loan Parties to the Agent or any Lender under one or more credit cards, debit cards, cash management agreements, deposit account agreements, treasury agreements, sweep agreements or similar agreements pertaining to cash management services. "Cash Trigger Event" means the earlier of (i) December 31, 2022, and (i) the first date on which Borrower's aggregate cash and Cash Equivalents is less than Two Hundred Million and 00/100 Dollars ($200,000,000.00), measured as of the last day of the calendar month. “Change in Control” shall mean a transaction in which any “person” or “group” (other than Borrower’s existing investors) (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Exhibit A – Page 3 Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Chief Executive Office State” means California, where Borrower’s chief executive office is located. “Closing Date” means the date of this Agreement. “Code” means the California Uniform Commercial Code as amended or supplemented from time to time. “Collateral” means all of Borrower’s right, title and interest in and to the property described on Exhibit B attached hereto and all Intellectual Property Collateral except to the extent (i) any such property is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer remains in place and is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code) provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) constitutes the equity interests of a controlled foreign corporation (as defined in the IRC), in excess of such amount of the voting power of all classes of equity interests of such controlled foreign corporations entitled to vote as would result in materially adverse tax consequences to the Loan Parties if such amount was included as Collateral hereunder, provided that the amount not excluded shall never be less than sixty-five percent (65%), (iv) is an intent-to-use trademark, (v) is an asset as to which the costs of creating or perfecting a security interest or pledge exceeds the benefit to Agent and Lenders to be obtained therefrom, as determined by Agent from time to time; provided that in no case shall the definition of “Collateral” exclude any Accounts, proceeds of the disposition of any property, or general intangibles consisting of rights to payment; or (vi) any such property constitutes Excluded Accounts. “Collateral State” means the state or states where the Collateral is located, which is California. “Collection Account” has the meaning set forth in Section 4.4. “Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent

Exhibit A – Page 4 Obligation” shall not include endorsements for collection or deposit in the ordinary course of business or customary indemnity or warranty obligations entered into in connection with any acquisition or any disposition permitted hereunder. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement. “Credit Extension” means each Advance or any other extension of credit by Lenders to or for the benefit of Borrower hereunder. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Disqualified Stock” means any equity, stock or stock equivalent which, by its terms, or upon the happening of any event or condition (a) matures or is mandatorily redeemable or redeemable at the option of the holder thereof (in whole or in party) on or prior to the date that is ninety-one (91) days following the Revolving Maturity Date, (b) is convertible into or exchangeable for debt securities, any equity, stock or stock equivalents described in clause (a), in each case, at any time on or prior to the date that is ninety (90) days following the Revolving Maturity Date, or (c) is entitled to receive scheduled dividends or distributions in cash prior to the time that the Obligations (other than unasserted claims of contingent indemnification obligations) are paid in full. “Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Agent set forth in Section 5.3; provided, that, subject to Section 12.6, Agent may change the standards of eligibility by giving Borrower prior written notice. Unless otherwise agreed to by Agent, Eligible Accounts shall not include the following: (a) Accounts that the account debtor has failed to pay in full (i) within ninety (90) days of the original invoice date or (ii) within sixty (60) days of the original due date; (b) credit balances over sixty (60) days of the original due date or over ninety (90) days from the original invoice date; (c) Accounts with respect to an account debtor twenty-five percent (25%) of whose Accounts the account debtor has failed to pay (i) within ninety (90) days of invoice date or (ii) within sixty (60) days of the original due date; (d) Accounts with respect to an account debtor whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, except that the foregoing limitation shall not apply to Accounts owing from the U.S. Department of Defense, the U.S. Department of Health & Human Services and Google and Google's designated distributor; (e) Accounts with respect to which the account debtor does not have its principal place of business in the United States; Exhibit A – Page 5 (f) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except for (i) Accounts of the United States or any department, agency, or instrumentality of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727), (ii) Accounts owing from the U.S. Department of Defense and the U.S. Department of Health & Human Services pursuant to contracts in place as of the Closing Date, and (iii) Accounts approved by the Required Lenders in writing or as to which the Required Lenders have waived compliance with Section 4.2(b); (g) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, or otherwise subject to set-off or counterclaim or contra accounts, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower, such set-off or such counterclaim; (h) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, demo or promotional, or other terms by reason of which the payment by the account debtor may be conditional; (i) Accounts with respect to which the account debtor is an officer, employee, agent, Subsidiary or Affiliate of Borrower; (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; (k) Accounts the collection of which Agent reasonably determines after inquiry and consultation with Borrower to be doubtful, including, for the avoidance of doubt, any Accounts with an account debtor who is subject to a bankruptcy or insolvency proceeding; (l) Accounts owing by an account debtor organized under the law of a jurisdiction outside of the United States and Accounts not owed in United States dollars unless supported by adequate credit insurance acceptable to Agent; (m) retentions and hold-backs; (n) cash or cash on demand Accounts; (o) Accounts that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by Borrower for the performance of services or delivery of goods which Borrower has not yet performed or delivered and unconditionally accepted by the account debtor; and (p) Accounts arising from direct to consumer contracts until such time as monthly updates to the direct to consumer Accounts are being provided hereunder. “Environmental Laws” means all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other Governmental Authority pertaining to the environment or Exhibit A – Page 6 to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder. “Event of Default” has the meaning assigned in Article 8. “Excluded Accounts” means deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees or any deposit account established as trust, escrow, fiduciary or third-party cash collateral accounts permitted hereunder. “Excluded Taxes” means, with respect to the Agent, any Lender or any other recipient of any payment made by or on account of any obligation of any Loan Party under any Loan Document, Taxes imposed on or measured by its net income or net profits (however denominated), franchise Taxes imposed on it in lieu of net income Taxes and branch profits Taxes imposed on it, in each case, by any jurisdiction (or any political subdivision thereof) (a) as a result of the recipient being organized under the laws of, or having its principal office located in, or, in the case of any Lender, its applicable lending office in such jurisdiction, or (b) as a result of any other present or former connection between such recipient and such jurisdiction (other than connections arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document). “Existing Letters of Credit” means, individually and collectively, (a) the following Letters of Credit issued by East West Bank: (i) that certain Irrevocable Transferrable Standby Letter of Credit No. 21OSL004814 issued March 1, 2021, in the amount of $12,000,000 under which Sanmina Corporation is the beneficiary and Borrower is the applicant, and (ii) that certain Irrevocable Transferrable Standby Letter of Credit No. 21OSL004975 issued November 4, 2021, in the amount of $5,000,000 under which Affirm, Inc. is the beneficiary and Borrower is the applicant and (b) the following Letters of Credit issued by Comerica Bank: (i) that certain Letter of Credit No. OSB11611C issued by Comerica Bank on December 11, 2020, in the amount of $101,565 under which ARE SD-REGION NO. 25, LLC is the beneficiary and Borrower is the applicant, (ii) that certain Letter of Credit No. OSB16721C issued by Comerica Bank on December 11, 2020, in the amount of $75,240 under which BMR-MODA Sorrento LP is the beneficiary and Borrower is the applicant, and (iii) that certain Letter of Credit No OSB19688C issued by Comerica Bank on July 15, 2020, in the amount of $350,000 under which ARE-SD Region NO. 67 LLC is the beneficiary and Borrower is the applicant. “Field Exam” means any visit and inspection of the properties, assets and records of any Loan Party during the term of this Agreement, which shall include access to such properties, assets and records sufficient to permit the Agent or its representatives to examine, audit and make extracts from any Loan Party’s books and records, make examinations and audits of any Loan Party’s other financial matters and Collateral as Agent deems appropriate, and discussions with its officers, Exhibit A – Page 7 employees, agents, advisors and independent accountants regarding such Loan Party’s business, financial condition, assets, prospects and results of operations. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time. “Governmental Authority” means any federal, state, municipal, national, supranational or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the United States of America, any State thereof or the District of Columbia or a foreign entity or government. “Guarantor” means any Person that has guaranteed the Obligations of Borrower under the Loan Documents pursuant to a document in form and substance satisfactory to Agent in its reasonable discretion. “Hedging Agreements” means any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants or any similar derivative transactions. “Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit (to the extent not cash collateralized), (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations that have been or required to be accounted for as a capital lease on a balance sheet prepared in accordance with GAAP and (d) all Contingent Obligations, if any. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (ii) to the extent not otherwise described in (i), Other Taxes. “Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief. “Intellectual Property Collateral” means all of Borrower’s right, title, and interest in and to the following:

Exhibit A – Page 8 (a) copyrights, trademarks and patents; (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held; (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held; (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above; (e) All licenses or other rights to use any of the copyrights, trademarks and patents, and all license fees and royalties arising from such use to the extent permitted by such license or rights; (f) All amendments, renewals and extensions of any of the copyrights, trademarks and patents; and (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing. “Investment” by any Person means any beneficial ownership of (including stock, partnership or limited liability company interest or other securities) any other Person, or any loan, advance or capital contribution to any other Person. “IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder. “L/C Issuer” means, as applicable (a) in the case of the Existing Letters of Credit issued by Comerica Bank, Comerica Bank and (b) in the case of the Existing Letters of Credit issued by East West Bank and each other Letter of Credit, East West Bank. “Lender Expenses” means all reasonable documented out-of-pocket costs or expenses (including reasonable documented attorneys’ fees and out-of-pocket expenses, generated by outside counsel) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Agent and Lenders’ reasonable documented attorneys’ fees and out-of-pocket expenses (generated by outside counsel) incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought. “Lender Hedging Agreement” means any Hedging Agreement entered into between (i) the Borrower or any Subsidiary thereof and (ii) the Agent, any Affiliate of the Agent, any Lender, or any Affiliate of any Lender. “Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance. Exhibit A – Page 9 “Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower in connection with this Agreement or any Loan Document, and any other document, instrument or agreement entered into in connection with this Agreement or any Loan Document, all as amended, restated, amended and restated, modified, supplemented or extended from time to time. “Loan Party” means any Borrower or Guarantor. “Material Adverse Effect” means (a) a material impairment in the perfection or priority of Agent’s Lien in the Collateral or in the value of such Collateral (taken as a whole); (b) any event, change, circumstance, effect or other matter that either individually or in the aggregate with all other events, changes, circumstances, effects or other matters, has been materially adverse to the to the business, assets, liabilities, results of operations or financial condition of Borrower and its Subsidiaries, taken as a whole, or prevents or materially delays or materially impairs the ability of Borrower to perform its obligations under this Agreement; or (c) a material impairment of the prospect of repayment of any portion of the Obligations when due, each of the foregoing as determined by the Agent or the Required Lenders in their reasonable discretion. “Moody’s” means Moody’s Investors Service, Inc., or any successor to its rating agency business. “Negotiable Collateral” means Collateral regarding which a security interest under the Code is or may be perfected by possession or control. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 12.6 and (b) has been approved by the Required Lenders. “Obligations” means all debt, principal, interest, Lender Expenses, Letter of Credit outstanding, and other amounts owed to Lenders by Borrower pursuant to this Agreement or any other Loan Document, including any and all obligations under Lender Hedging Agreements and any and all Cash Management Obligations, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Lenders may have obtained by assignment or otherwise. “OFAC” means the Office of Foreign Asset Control of the United States Treasury Department. “Other Connection Taxes” means, with respect to the Agent, any Lender or any other recipient of any payment made by or on account of any obligation of any Loan Party under any Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document). Exhibit A – Page 10 “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment at the request of a Loan Party). “Periodic Payments” means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Agent pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Lenders. “Permitted Indebtedness” means: (a) Indebtedness of Borrower in favor of Lenders arising under this Agreement or any other Loan Document; (b) Indebtedness existing on the Closing Date and disclosed in the Schedule; (c) Indebtedness (i) owing by any Loan Party to any other Loan Party, (ii) owing by any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party, and (iii) owing by any Subsidiary that is not a Loan Party to any Loan Party in an aggregate principal amount not to exceed Five Million and 00/100 Dollars ($5,000,000) at any time outstanding; (d) Reimbursement obligations in connection with corporate credit cards in the ordinary course of business; (e) Subordinated Debt; (f) Indebtedness of any Acquired Subsidiary incurred prior to the date of its acquisition by Borrower in an amount not to exceed One Million and 00/100 Dollars ($1,000,000); (g) Endorsements of negotiable instruments for deposit or collection in the ordinary course of business; (h) (i) Indebtedness in the form of deferred purchase price adjustments, customary indemnification obligations and working capital adjustments and similar obligations (including all seller notes), hold-backs, earn-outs and other contingent payment obligations not yet due and payable in connection with the acquisition of an Acquired Subsidiary, in each case on subordination terms reasonably acceptable to Agent, and (ii) the Borrower shall use commercially reasonable efforts to subordinate such contingent payment obligations and, if after such use of commercially reasonable efforts the Borrower is unable to obtain such subordination, such Indebtedness shall be permitted up to an aggregate amount not to exceed Five Million and 00/100 Dollars ($5,000,000) for such contingent payment obligations to be paid prior to the Revolving Maturity Date and in any amount for such contingent payment obligations reasonably expected to be paid after the Revolving Maturity Date; (i) Indebtedness to trade creditors, intercompany charges of expenses, intercompany payables and other accrued obligations, in each case incurred in the ordinary course of business; Exhibit A – Page 11 (j) Indebtedness of Borrower secured by a lien described in clause (n) of the defined term “Permitted Liens,” provided such Indebtedness at the time incurred does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness, and such Indebtedness may not be increased after incurrence; (k) Indebtedness with respect to any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement or other agreement or arrangement designed to protect Borrower against fluctuation in interest rates, currency exchange rates or commodity prices maintained with Agent or any Lender (or any of their Affiliates); (l) Indebtedness in respect of netting services, overdraft protections and other customary bank products in connection with deposit accounts; (m) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business (n) Indebtedness incurred in connection with the financing of insurance premiums, provided, that the Borrower shall not finance more than one (1) year’s premiums at any time; (o) Indebtedness, direct or indirect, not otherwise permitted hereunder not to exceed Five Million and 00/100 Dollars ($5,000,000) in the aggregate at any one time outstanding; (p) Indebtedness arising in connection with Qualified Receivables Financing Transactions in an aggregate amount at any time outstanding not to exceed Twenty Million and 00/100 Dollars ($20,000,000); (q) guarantees in respect of Indebtedness of a Loan Party or a Subsidiary to the extent such Indebtedness is permitted to exist or be incurred pursuant to this definition; (r) Indebtedness, to the extent arising from real property leases of a Loan Party or a Subsidiary entered into in the ordinary course of business and classified as capital leases under GAAP in an aggregate amount at any time outstanding not to exceed Twenty-Five Million and 00/100 Dollars ($25,000,000); and (s) Extensions, refinancings and renewals of any items of Permitted Indebtedness otherwise permitted by this definition, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, or less favorable to Agent and Lenders, as the case may be. “Permitted Investment” means: (a) Investments existing on the Closing Date disclosed in the Schedule; (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-1 or P-1 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) any Lender's certificates of deposit

Exhibit A – Page 12 maturing no more than one (1) year from the date of investment therein, (iv) any Lender's money market accounts, (v) other Cash Equivalents and (vi) investments made in accordance with the investment policy of the Borrower as in effect on the Closing Date or as amended from time to time subject to prior written approval from Agent for the purposes of this Agreement; (c) Repurchases of stock from existing, former employees, officers or directors of Borrower under the terms of applicable repurchase agreements (i) in an aggregate amount not to exceed One Million and 00/100 Dollars ($1,000,000) in any fiscal year, provided that no Event of Default has occurred, is continuing or would immediately exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such existing former employees, officers or directors to Borrower regardless of whether an Event of Default exists; (d) Investments of (i) Borrower or its Subsidiaries in Borrower or Subsidiaries that are Guarantors, (ii) Subsidiaries that are not Guarantors in Subsidiaries that are not Guarantors, (iii) Borrower or Subsidiaries that are Guarantors in Subsidiaries that are not Guarantors not to exceed Five Million and 00/100 Dollars ($5,000,000) in the aggregate in any fiscal year, or (iv) Borrower in any Subsidiary in connection with the transfer of assets necessary in the operation of up to two cartridge production pods, related reagent production equipment and plastics tooling to be operated outside of the United States; (e) Investments not to exceed Five Hundred Thousand and 00/100 Dollars ($500,000) in the aggregate in any fiscal year consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower’s Board of Directors; (f) Investments not to exceed an aggregate principal amount of One Million and 00/100 Dollars ($1,000,000) during the term of this Agreement consisting of loans to employees not in the ordinary course of business; (g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; (h) Investments consisting of deposit or securities accounts, which are maintained in accordance with the terms of this Agreement; (i) (1) the formation and capitalization of a Subsidiary (“Formed Subsidiary”), or (2) any other consensual acquisition of all equity interests in all or substantially all of the assets of any other Person (each an “Acquired Subsidiary”); provided that Borrower shall be in pro forma compliance with the financial covenants set forth in Section 6.7 hereof immediately prior to and after giving effect to such acquisition, no Event of Default shall have occurred or would result from such acquisition or formation, Borrower receives written consent from Required Lenders for acquisitions exceeding Forty Million and 00/100 Dollars ($40,000,000) in the aggregate from and Exhibit A – Page 13 after the Closing Date and the representations and warranties set forth in the Loan Documents are true and correct in all material respects after giving effect thereto; provided further that, Borrower shall deliver financial information reasonably requested by Agent or the Lenders with respect to any Acquired Subsidiary ten (10) Business Days prior to the consummation of such acquisition; provided that such acquisition shall not be a “hostile” acquisition and shall have been approved by the board of directors (or equivalent) and/or shareholders (or equivalent) of the Borrower and the Acquired Subsidiary and shall be in the same line of business as the Borrower or a line of business that is incidental, ancillary or complementary thereto or a natural extension thereof; provided further that any such Formed Subsidiary or Acquired Subsidiary that is a domestic Subsidiary shall become a Guarantor hereunder concurrently with such transaction if Revolving Loan proceeds are used to fund such transaction, or within forty-five (45) days (as such date may be extended by Agent in its discretion) after the consummation of the acquisition, and Borrower shall otherwise comply with the requirements set forth in Section 6.10 of this Agreement with respect to such Formed Subsidiary or Acquired Subsidiary (the transactions under clause(i)(2) of this definition "Permitted Acquisitions"); (j) Investments of any Person existing at the time such Person becomes an Acquired Subsidiary of the Borrower, so long as such Investments were not made in contemplation of such Person becoming a Subsidiary and provided that such Investments do not exceed One Million and 00/100 Dollars ($1,000,000) in the aggregate; (k) security deposits, prepaid expenses and negotiable instruments held for collection in the ordinary course of business; (l) to the extent constituting Investments, pledges and deposits permitted pursuant to the definition of Permitted Liens; (m) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower; (n) (i) receivables owing to the Loan Parties or any of their Subsidiaries or any receivables, prepayments, deposits and advances to suppliers or vendors, in each case if created acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms and (ii) intercompany charges of expenses and intercompany payables, in each case if created, acquired or made in the ordinary course of business; (o) Investments in joint ventures and other minority interests in business with a reasonable relationship to the business of the Borrower in an aggregate amount not to exceed Ten Million and 00/100 Dollars ($10,000,000) at any one time outstanding; (p) (i) Guarantees constituting Permitted Indebtedness and (ii) guaranties of leases or other obligations entered into in the ordinary course of business that do not constitute Indebtedness; (q) interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement or other agreement or arrangement entered into with any Lender or any Affiliate of a Lender designed to protect Borrower against fluctuation in interest rates, currency exchange rates or commodity prices; and Exhibit A – Page 14 (r) Investments not otherwise permitted hereunder not to exceed Five Million and 00/100 Dollars ($5,000,000) in the aggregate in any fiscal year. “Permitted Liens” means the following: (a) Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Advances) or arising under this Agreement or the other Loan Documents or any other Lien in favor of Agent for the benefit of Lenders; (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Agent’s security interests; (c) Carrier’s, warehousemen’s, mechanic’s, materialmen’s, repairmen’s, suppliers’, utilities or other like Liens arising in the ordinary course of business which are not overdue for a period for more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (d) Pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (e) Deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (f) Liens affecting the interest of the landlords and licensors (any underlying landlords and licensors) of any real property leased, licensed or occupied by a Borrower or any of their Subsidiaries; (g) Liens of a collection bank on items in the course of collection arising under Section 4-208 of the Code or other normal and customary rights of set-off and banker’s liens in favor of banks or other depository institutions arising in the ordinary course of business; (h) the title and interests of a lessor or sublessor in and to personal property leased or subleased, in each case, extending only to such personal property and only to the extent such lease or sublease is permitted hereunder; (i) Liens on premium refunds and insurance proceeds granted in favor of insurance companies (or their financing affiliates) solely in connection with the financing of insurance premiums permitted hereunder; (j) non-exclusive licenses and sublicenses and similar arrangements for the use of intellectual property rights of Borrower or its Subsidiaries in the ordinary course of business (including intercompany licensing of intellectual property between the Borrower and any Exhibit A – Page 15 Subsidiary and between Subsidiaries in connection with cost-sharing arrangements, distribution, marketing, make-sell or other similar arrangements); (k) Precautionary financing statements filed in connection with operating leases permitted by this Agreement; (l) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (m) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.5 (attachment) or 8.9 (judgments); (n) Liens securing obligations not to exceed Eight Million and 00/100 Dollars ($8,000,000) in the aggregate (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment; (o) Security deposits securing real estate leases; (p) Liens securing Subordinated Debt; (q) easements, zoning restrictions, right of way restrictions, minor defects or irregularities in title, and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (r) Liens attaching solely to cash earnest money deposits in connection with an acquisition of an Acquired Subsidiary as permitted hereunder or an acquisition of property otherwise permitted hereunder; and (s) Liens in favor of a Lender on Securitization Assets sold, conveyed, assigned or otherwise transferred or purported to be sold, conveyed, assigned or otherwise transferred in connection with a Qualified Receivables Financing Transaction, and Liens in favor of a Lender on assets securing the Standard Securitization Undertakings of Borrower or a Subsidiary in connection with Qualified Receivables Financing Transactions. “Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of: (a) Inventory of the Borrower or any Subsidiary in the ordinary course of business;

Exhibit A – Page 16 (b) (i) non-exclusive licenses and sublicenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business (including intercompany licensing of intellectual property between the Borrower and any Subsidiary and between Subsidiaries in connection with cost sharing arrangements, distribution, marketing, make-sell or other similar arrangements), and (ii) licenses that could not result in a legal transfer of title of the licensed property, which may be exclusive in respects other than territory and which may be exclusive as to territory only as to discrete geographical areas outside of the United States, in each case, not interfering in any material respect with the business of Borrower or its Subsidiaries; (c) Worn-out, surplus or obsolete equipment or inventory; (d) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of replacement property or (ii) the proceeds of such disposition are reasonably promptly applied to the purchase price of such replacement property; (e) (i) Dispositions or transfers of property by Borrower or any Subsidiary of Borrower that is a Guarantor to Borrower or to another Subsidiary that is a Guarantor, or (ii) by any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party; (f) Dispositions of cash and Cash Equivalents in the ordinary course of business; (g) Sale, assignment, transfer, disposition or discount of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; (h) sales of common equity of the Borrower for cash that do not cause or result in a Change in Control, provided that such equity is not Disqualified Stock; (i) the lapse of registered intellectual property of the Borrower and its Subsidiaries to the extent not economically desirable or otherwise material in the conduct of their business; (j) transfers to the extent constituting Permitted Liens, Permitted Investments or transactions permitted by Section 7.3; (k) the disposition of Securitization Assets in connection with a Qualified Receivables Financing Transaction permitted hereunder; and (l) Other assets of Borrower or its Subsidiaries that do not in the aggregate exceed Two Million and 00/100 Dollars ($2,000,000) after the Closing Date. “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency. Exhibit A – Page 17 “Prime Rate” means, for any particular day, the variable rate of interest, per annum, most recently announced by Agent, as its “prime rate,” whether or not such announced rate is the lowest rate available from Agent. “Prohibited Territory” means any person or country listed by OFAC as to which transactions between a United States Person and that territory are prohibited. “Qualified Receivables Financing Transaction” means any Receivables Financing Transaction that meets the following conditions: (a) such Receivables Financing Transaction (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and its Subsidiaries (as determined in good faith by the Borrower and not objected to by Required Lenders); (b) such Receivables Financing Transaction is non-recourse to, and does not obligate, the Borrower or any Subsidiary, or their respective properties or assets (other than Securitization Assets) in any way (other than in respect of Standard Securitization Undertakings); (c) all sales, conveyances, assignments and/or contributions of Securitization Assets by the Borrower or any Subsidiary are made at fair market value (as determined in good faith by the Borrower); and (d) such Receivables Financing Transaction is entered into exclusively with Lenders hereunder. “Receivables Financing Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any Subsidiary pursuant to which the Borrower or such Subsidiary may sell, convey, assign or otherwise transfer (or purport to be sell, convey, assign or otherwise transfer) Securitization Assets (which may include a grant of security interest to a Lender in such Securitization Assets so sold, conveyed, assigned or otherwise transferred or purported to be so sold, conveyed, assigned or otherwise transferred) to any Lender. “Required Lenders” means, unless all of the Lenders and Agent agree otherwise in writing, each Lender as of the Closing Date (which, for the avoidance of doubt, is East West Bank and Comerica Bank). “Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Treasurer of Borrower. “Revolving Line” means revolving Credit Extensions of up to One Hundred Million Dollars ($100,000,000.00) in aggregate original principal amount at any time outstanding, which may be reduced from time to time in accordance with the terms of this Agreement. “Revolving Loan” is defined in Section 2.1(b) hereof. “Revolving Loan Commitment” means the commitment of a Lender listed below, or in the Assignment and Assumption in the form attached hereto as Exhibit I pursuant to which it Exhibit A – Page 18 becomes a Lender hereunder, to make Credit Extensions and participate in Letters of Credit hereunder, as the same may be adjusted pursuant to the provisions hereof. For the avoidance of doubt, no Lender shall have any liability for the commitment of any other Lender. Lender Revolving Loan Commitment Revolving Loan Commitment Percentage East West Bank $65,000,000.00 65% Comerica Bank $35,000,000.00 35% TOTAL $100,000,000.00 100% “Revolving Loan Commitment Percentage” means, with respect to each Lender, the percentage equivalent of the ratio which such Lender’s Revolving Loan Commitment bears to the Revolving Line. “Revolving Maturity Date” means two (2) years from the Closing Date, or June 30, 2024. “S&P” means S&P Global Ratings, or any successor to its rating agency business. “Schedule” means the schedule of exceptions attached hereto and approved by Agent, if any. “Securitization Assets” means accounts receivable, royalties, licensing fees or other revenue streams, other rights to payment, including with respect to rights of payment pursuant to the terms of joint ventures (in each case, whether now existing or arising in the future), and any assets related thereto, including all collateral securing any of the foregoing, all contracts and all guarantees or other obligations in respect of any of the foregoing, proceeds of any of the foregoing and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with non-recourse, asset securitization or receivables financing transactions. “SOS Reports” means the official reports from the Secretaries of State of each Collateral State, Chief Executive Office State and the Borrower State and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report. “Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower that are customary in non-recourse securitization financings. “Subordinated Debt” means any debt now or hereafter incurred by any Loan Party that is subordinated in writing to the debt owing by Borrower to Agent and Lenders on terms, including any security therefor, acceptable to Agent and the Required Lenders in their sole discretion. Exhibit A – Page 19 “Subsidiary” means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than fifty percent (50%) of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

Exhibit B – Page 1 EXHIBIT B COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT BORROWER: CUE HEALTH INC. AGENT: EAST WEST BANK All right, title and interest in the following personal property and assets of the Loan Parties (herein referred to, individually and collectively, as “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to: (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts (including, without limitation, the Collection Account), documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; (b) all deposit accounts, including without limitation, all demand, time, savings, passbook, custodial, safekeeping, escrow or like accounts maintained by Debtor with the Agent, any Lender or any bank, savings and loan association, credit union or like organization, and all money, cash, cash equivalents, investment securities, deposits and prepayments of Debtor in any such deposit account (all of the foregoing being deemed to be in any such account as soon as the same is put in transit to such account by mail or other courier); (c) all agreements, contracts, leases, licenses, letters of credit, security agreements, indentures and purchase and sales orders of any kind whatsoever, all rights of Debtor thereunder, including all rights to purchase, lease, sell or otherwise acquire or deal with real or personal property and all warranty rights and contract rights of any nature, whether written or oral, and all consents or other authorizations relating thereto, to the extent assignable; (d) all licenses, permits, franchises, certificates and other governmental authorizations and approvals of any nature whatsoever, to the extent assignable; (e) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Agent to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright; Exhibit B – Page 2 (f) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Agent to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark; (g) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) of Agent to sue i in its own name and/or in the name of the Debtor for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; (h) all other proprietary rights and confidential information, technology, processes, trade secrets, computer programs, source codes, software, customer lists, sales literature and catalogues, price lists, subscriber information, drawings, specifications, blueprints, telephone numbers, formulae, goodwill and all applications and registrations relating to any of the foregoing; (i) all rights, remedies, powers and/or privileges of Debtor with respect to any of the foregoing, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise) and all judgments now or hereafter arising therefrom; (j) all proceeds, replacements, products, additions, accessions and substitutions of any of the foregoing; (k) all files, correspondence, books and records of Debtor, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Collateral, Debtor or the business thereof, all computer programs, tapes, discs and data processing software containing the same, and all receptacles and containers for such records; and (l) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time. Exhibit C – Page 1 EXHIBIT C LOAN ADVANCE/PAYDOWN REQUEST FORM DEADLINE FOR SAME DAY PROCESSING IS 12:00 NOON, PACIFIC TIME. To: _____________________ FAX #: 626-927-2088 DATE: _______________20___ TIME: _________ REQUESTED TRANSACTION TYPE REQUESTED DOLLAR AMOUNT For Bank Use Only PRINCIPAL INCREASE* (ADVANCE) $_____________________ Date Rec’d: PRINCIPAL PAYMENT (ONLY) $_____________________ Time: OTHER INSTRUCTIONS: Comp. Status: YES NO _______________________________________________________________ Status Date: _______________________________________________________________ Time: Approval: _______________________________________________________________ All representations and warranties of Borrower stated in the Loan and Security Agreement are true and correct in all material respects as of the date of the telephone request for and advance confirmed by this Loan Advance/Paydown Request Form; provided, however, that those representations and warranties the date expressly referring to another date shall be true and correct in all material respects as of such date. *IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE) YES NO If YES, the Outgoing Wire Transfer Instructions must be completed below. OUTGOING WIRE TRANSFER INSTRUCTIONS Fed Reference Number Bank Transfer Number The items marked with an asterisk (*) are required to be completed. *Beneficiary Name *Beneficiary Account Number Exhibit C – Page 2 *Beneficiary Address Currency Type US DOLLARS ONLY *ABA Routing Number (9 Digits) *Receiving Institution Name *Receiving Institution Address *Wire Amount $

Exhibit D – Page 1 EXHIBIT D COMPLIANCE CERTIFICATE Please send all Required Reporting to: East West Bank 2350 Mission College Blvd., Suite 988 Santa Clara, CA 95054 Fax: 626-927-2088 FROM: Cue Health Inc. (“Borrower”) The undersigned authorized Officer of Cue Health Inc., hereby certifies in his or her corporate capacity and not in his or her personal capacity that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower, Agent and Lenders (as amended, restated, modified or otherwise supplemented from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending ___________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties the date expressly referring to another date shall be true and correct in all material respects as of such date, and (iii) attached hereto is a list of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office and not previously reporting to Agent, including the date of such filing and the registration or application numbers, if any, and any filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) (other than, in the case of unaudited financial statements, for the absence of footnotes and year-end audit adjustments) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column. REPORTING COVENANTS REQUIRED COMPLIES [Company Prepared Monthly/Quarterly F/S Monthly, within 30 days/Quarterly within 45 days YES NO]2 Compliance Certificate Monthly, within 30 days YES NO [Company prepared Audited and Unqualified F/S Annually, within 5 days of submission YES NO] 3 A/R & A/P Agings Monthly, within 30 days YES NO 2 To be included for Compliance Certificates delivered with such financial statements. 3 To be included for Compliance Certificates delivered with such financial statements. Exhibit D – Page 2 REPORTING COVENANTS REQUIRED COMPLIES [Annual projections (incl. operating budget) FYE, within 90 days YES NO]4 FINANCIAL COVENANTS REQUIRED ACTUAL COMPLIES TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED: At all times, minimum asset coverage ratio (see attached worksheet) 1.20x _____________ YES NO [quarterly][monthly] Minimum remaining months liquidity Six (6) months _____________ YES NO As of the end of each fiscal quarter, minimum current ratio 1.20x _____________ YES NO Borrower’s aggregate cash and Cash Equivalents as of the last day of the month $200,000,000 _____________ YES NO Please Enter Below Comments Regarding Violations: The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made. Very truly yours, CUE HEALTH INC. By: Name: Title: 4 To be included for Compliance Certificates delivered with such financial statements. Exhibit D – Page 1 ASSET COVERAGE RATIO WORKSHEET Borrower certifies to Agent that the following accounts are true and correct as of: XX/XX/2022 Accounts Receivable 1. Previous Accounts Receivable Ending Balance $ 2. Plus: New sales as posted through: XX/XX/2022 $ 3. Plus: Other additions (debit adjustments, etc) $ 4. Total Additions: (line 2 + line 3): $ 5. Less: Collections as posted through XX/XX/2022 $ 6. Less: Credit memo, discounts, credit adjustments, etc $ 7. Total Deductions: (Line 5 + Line 6) $ 8. Accounts Receivable as of: XX/XX/2022 $ 9. Less: Ineligible Accounts Receivable a) Earlier of 60 days past due date or 90 Days from invoice date $ b) Credit Balances over 60 days past due date or 90 Days from invoice date $ c) Cross-Aging > 25% $ d) Concentration > 25% (except DOD/HHS, Google, and Google's designated distributor) $ e) Accounts with respect to which the account debtor does not have its principal place of business in the United States $ f) U.S. gov't receivables, except 1) when payee has Assignment of Claims, 2) existing contracts as of Closing Date w/ DOD/HHS, and 3) approved by Required Lenders $ g) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, or otherwise subject to set-off or counterclaim or contra accounts, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower, such set-off or such counterclaim $ h) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, demo or promotional, or other terms by reason of which the payment by the account debtor may be conditional $ Exhibit D – Page 2 i) Accounts with respect to which the account debtor is an officer, employee, agent, Subsidiary or Affiliate of Borrower $ j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business $ k) Accounts the collection of which Agent reasonably determines after inquiry and consultation with Borrower to be doubtful, including, for the avoidance of doubt, any Accounts with an account debtor who is subject to a bankruptcy or insolvency proceeding $ l) Accounts owing by an account debtor organized under the law of a jurisdiction outside of the United States and Accounts not owed in United States dollars unless supported by adequate credit insurance acceptable to Agent $ m) retentions and hold-backs $ n) Cash or Cash on demand Accounts $ o) Accounts that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by Borrower for the performance of services or delivery of goods which Borrower has not yet performed or delivered and unconditionally accepted by the account debtor $ p) Accounts arising from direct to consumer contracts until such time as monthly updates to the direct to consumer Accounts are being provided hereunder $ Total Ineligible Accounts Receivable $ 10. Eligible Receivables $ 11. Times Rate of Advance (% of Line 10) 80% $ 12. Less: any sales tax liability outstanding $ 13. Sum of unrestricted cash and Cash Equivalents maintained in deposit accounts or investment accounts with Agent not subject to any Lien other than the Liens in favor Agent plus the sum of unrestricted cash and Cash Equivalents maintained in deposit accounts or investment accounts subject to an account control agreement in favor of the Agent $ 14. Sum of Line 11 less Line 12 plus Line 13 $ 15. Divided by Maximum Asset Coverage Ratio 1.20

Exhibit D – Page 3 16. Obligations Sight Letters of Credit $ Usance Letters of Credit $ Bankers Acceptance $ Clean Advances /Revolving Working Capital $ 17. Total Obligations as of: XX/XX/2022 $ 18. Net Availability (Line 14 minus Line 17) (Obligations not to exceed Facility Commitment) $100,000,000 $ (Note: if Negative -- Repayment Required) Exhibit E EXHIBIT E DISBURSEMENT LETTER CUE HEALTH INC. The undersigned duly elected and acting officer of CUE HEALTH INC. (“Borrower”) does hereby certify to EAST WEST BANK (“Agent”) and the Lenders, in connection with that certain Loan and Security Agreement dated as of June 30, 2022, by and among Borrower, Lenders and Agent (as amended, restated , modified or otherwise supplemented from time to time, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that: 1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof; provided, however that those representations and warranties the date expressly referring to another date shall be true and correct in all material respects as of such date. 2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document. 3. The undersigned is a Responsible Officer. [Balance of Page Intentionally Left Blank] Exhibit E 4. The proceeds of the Advances shall be disbursed as follows: 5. The aggregate proceeds of the Credit Extensions to be made shall be remitted as follows: 1. [________________] [________________] ABA # [________________] Account # [________________] Reference: [________________] $[________________] 2. [________________] [________________] ABA # [________________] Account # [________________] Reference: [________________] $[________________] Balance – credited to Borrower’s account at East West Bank. [Balance of Page Intentionally Left Blank] Exhibit E Dated as of the date first set forth above. BORROWER: CUE HEALTH INC. By: Name: Title: AGENT: EAST WEST BANK By: Name: Maytal Shainberg Title: Senior Vice President

Exhibit F – Page 1 EXHIBIT F POST-CLOSING OBLIGATIONS SCHEDULE 1. Within thirty (30) days of Closing Date, a Field Exam must be completed. 2. The Loan Parties shall use commercially reasonable efforts to provide, within thirty (30) days of the Closing Date, landlord waiver for those locations requested by Agent prior to the Closing Date. 3. Within thirty (30) days of the Closing Date, to the extent not provided on or prior to the Closing Date, the Loan Parties shall either (i) provide control agreements for all deposit accounts and investment accounts held by the Loan Parties at banks other than Agent in form and substance reasonably acceptable to Agent or (ii) close all deposit accounts and investment accounts held by the Loan Parties with banks other than Agent that are not otherwise subject to a control agreement in form and substance reasonably acceptable to Agent. Exhibit G – Page 1 EXHIBIT G CORPORATE BORROWING CERTIFICATE BORROWER: CUE HEALTH INC. DATE: [___________], 20[__] AGENT: EAST WEST BANK I hereby certify in my corporate capacity and not in my personal capacity as follows, as of the date set forth above: 1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below. 2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware. 3. Attached hereto as Exhibit A is a true, correct and complete copy of Borrower’s Amended and Restated Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof. 4. Attached hereto as Exhibit B is a true, correct and complete copy of Borrower’s Amended and Restated Bylaws (including amendments). Such Bylaws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof. 5. Attached hereto as Exhibit C is a true, correct and complete copy of the written consent of the Board of Directors of Borrower duly and validly adopted by Borrower’s Board of Directors on [_________________], 2022 (the “Written Consent”) authorizing the entry into, execution, delivery and performance of the transactions contemplated by the Loan and Security Agreement dated as of June 30, 2022 between Borrower and Agent (the “Credit Agreement”). Such written consent is in full force and effect as of the date hereof and has not been in any way modified, repealed, rescinded, amended or revoked, and Agent may rely on it until Agent receives written notice of revocation from Borrower. 6. The true signatures of the persons and their titles who have been authorized to sign or execute the Credit Agreement and any related documents and instruments to which Borrower is a party on behalf of Borrower are set forth in the Written Consent attached hereto as Exhibit C. The persons listed in the Written Consent are Borrower’s officers or employees with their titles and signatures shown next to their names. Exhibit G – Page 2 CUE HEALTH INC. By: Name: Title: Exhibit H – Page 1 EXHIBIT H EAST WEST BANK AUTOMATIC DEBIT AUTHORIZATION Member FDIC To: East West Bank Re: Loan # You are hereby authorized and instructed to charge account No. in the name of CUE HEALTH INC. for principal, interest and other payments due on above referenced loan as set forth below and credit the loan referenced above.  Debit each interest payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.  Debit each principal payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.  Debit each payment for Lender Expenses as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof. This Authorization is to remain in full force and effect until revoked in writing. Borrower Signature Date CUE HEALTH INC. as Borrower By: Name: Title: [ ], 2022

Exhibit I – Page 1 EXHIBIT I FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Loan and Security Agreement identified below (as amended, restated, modified or otherwise supplemented from time to time, the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: _________________________________________ _________________________________________ 2. Assignee[s]: _________________________________________ _________________________________________ [Assignee is an [Affiliate] of [identify Lender] Exhibit I – Page 2 3. Borrower(s): Cue Health Inc. 4. Agent: East West Bank, as the administrative agent under the Loan Agreement 5. Loan Agreement: The Loan Agreement dated as of June 30, 2022, among Borrower, the Lenders parties thereto and the Agent. 6. Assigned Interest[s]: Assignor[s] 5 Assignee[s] 6 Facility Assigned7 Aggregate Amount of Commitment/ Loans for all Lenders8 Amount of Commitment/ Loans Assigned 8 Percentage Assigned of Commitment/ Loans9 CUSIP Number $ $ % $ $ % $ $ % [7. Trade Date: ______________] [Page break] 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption. 8 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 9 Set forth, to at least 9 decimals, as a percentage of the Commitment/ Loans of all Lenders thereunder. Exhibit I – Page 3 Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S] [NAME OF ASSIGNOR] By:_________________________________ Title: [NAME OF ASSIGNOR] By:_________________________________ Title: ASSIGNEE[S] [NAME OF ASSIGNEE] By:_________________________________ Title: [NAME OF ASSIGNEE] By:_________________________________ Title: [Consented to and] Accepted: EAST WEST BANK as Agent and Lender By: Title: [Consented to:] [NAME OF RELEVANT PARTY] By: ________________________________ Title: Exhibit I – Page 4 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document , (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents [or any collateral thereunder], (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all the requirements to be an assignee under Section 9.04 of the Loan Agreement (subject to such consents, if any, as may be required thereunder) , (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Exhibit I – Page 5 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts that have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of California. Schedule of Exceptions – Page 1 SCHEDULE OF EXCEPTIONS Permitted Indebtedness (Exhibit A) None. Permitted Investments (Exhibit A) None. Permitted Liens (Exhibit A) None. Prior Names (Section 5.4) None. Litigation (Section 5.5) None. Inbound Licenses (Section 5.11) None. USA Patriot Act Notice of Customer Appreciation – Page 1 USA PATRIOT ACT NOTICE OF CUSTOMER IDENTIFICATION IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. WHAT THIS MEANS FOR YOU: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.